UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.  )

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ALTERA CORPORATION
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NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
May 13, 2014
2:30 p.m.
The Annual Meeting of Stockholders of Altera Corporation, a Delaware corporation, will be held on Tuesday, May 13, 2014, at 2:30 p.m. local time, at Altera's offices at 101 Innovation Drive, San Jose, California 95134, for the following purposes:

(1)	To elect the directors named in the proxy statement to serve until the next annual meeting of stockholders.

(2)
To approve an amendment to the 2005 Equity Incentive Plan to (i) extend the term of the plan, (ii) increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan and (iii) make certain other changes as described in more detail in the proxy statement.

(3)	To approve an amendment to the 1987 Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of common stock reserved for issuance under the plan.

(4)	To approve, on an advisory basis, named executive officer compensation.

(5)	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

(6)	If properly presented at the annual meeting, to consider a stockholder proposal regarding an independent chair of the board.

(7)	To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.
The foregoing items of business are more fully described in the attached proxy statement. Only stockholders who owned shares of our common stock at the close of business on March 14, 2014 are entitled to notice of, and to vote at, the meeting.
On or about April 2, 2014, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders of record on March 14, 2014, other than those stockholders who previously requested electronic or paper delivery of communications from us. The notice will contain instructions on how to access an electronic copy of our proxy materials, including this proxy statement and our annual report, as well as instructions with respect to how to vote your shares.
All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your shares as soon as possible.
For the Board of Directors
ALTERA CORPORATION
Katherine E. Schuelke
Secretary
San Jose, California
April 2, 2014

YOUR VOTE IS IMPORTANT.

FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT YOU RECEIVED IN THE MAIL, THE QUESTION “HOW DO I VOTE?” IN THE PROXY STATEMENT, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD.

101 Innovation Drive, San Jose, California 95134
(408) 544-7000

 PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
May 13, 2014

The enclosed proxy is solicited on behalf of the board of directors of Altera Corporation, a Delaware corporation, for use at our annual meeting of stockholders to be held on May 13, 2014, or at any adjournment, continuation or postponement of the meeting. The annual meeting will be held at our principal executive offices at 101 Innovation Drive, San Jose, California 95134.
A Notice of Internet Availability of Proxy Materials, this proxy statement, any accompanying proxy card or voting instruction form, and our 2013 Annual Report to Stockholders will be made available on or about April 2, 2014 to our stockholders of record on March 14, 2014. Paper copies of the proxy materials may be obtained by following the instructions on the Notice of Internet Availability of Proxy Materials. Upon request, we will provide any exhibit listed in the Annual Report.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THESE PROXY MATERIALS
What matters will be voted on at the annual meeting?
The following matters will be voted on at the annual meeting:

•	Proposal One: To elect the directors named in the proxy statement to serve until the next annual meeting of stockholders.

•
Proposal Two: To approve an amendment to the 2005 Equity Incentive Plan to (i) extend the term of the plan, (ii) increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan and (iii) make certain other changes as described in more detail in the proxy statement.

•	Proposal Three: To approve an amendment to the 1987 Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of common stock reserved for issuance under the plan.

•	Proposal Four: To approve, on an advisory basis, named executive officer compensation.

•	Proposal Five: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

•	Proposal Six: If properly presented at the annual meeting, to consider a stockholder proposal regarding an independent chair of the board.

•	Such other business as may properly come before the meeting or any postponement or adjournment of the meeting.
How does the board of directors recommend I vote?
The board of directors recommends that you vote:

•	FOR the election of the directors named in this proxy statement.

•
FOR the amendment to the 2005 Equity Incentive Plan to (i) extend the term of the plan, (ii) increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan and (iii) make certain other changes as described in more detail in the proxy statement.

•	FOR the amendment to the 1987 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under the plan.

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers.

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

•	AGAINST the stockholder proposal regarding an independent chair of the board.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a full set of proxy materials?
Under rules adopted by the U.S. Securities and Exchange Commission, or the SEC, we furnish our proxy materials to our stockholders over the Internet, rather than mailing printed copies of those materials to each stockholder. Each stockholder who receives a Notice of Internet Availability of Proxy Materials has the right to vote on all matters presented at the meeting.
You will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will provide instructions as to how you may access and review a copy of our proxy materials on the Internet, including this proxy statement and our Annual Report. The Notice of Internet Availability of Proxy Materials also includes instructions for requesting a printed copy of the proxy materials. If you share an address with another stockholder and have received only one Notice of Internet Availability of Proxy Materials, you may write or call us at the address and phone number provided above to request a separate copy of these materials at no cost to you. Beneficial owners (as described below) may contact their broker or other nominee to request a separate copy of these materials.
Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?
No. The Notice of Internet Availability of Proxy Materials only identifies the items to be voted on at the annual meeting. You cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The notice provides instructions on how to cast your vote. For additional information please see “How do I vote and what are the voting deadlines?”
Who is entitled to vote at the annual meeting?
Stockholders who owned shares of our common stock at the close of business on March 14, 2014, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting. On the record date, 314,780,246 shares of common stock were issued and outstanding.
Stockholders may examine a list of all stockholders entitled to vote at the annual meeting for any purpose germane to the annual meeting for ten days preceding the annual meeting during ordinary business hours at our offices in San Jose, California.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholders of Record. You are a stockholder of record if, at the close of business on the record date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent.
Beneficial Owner. You are a beneficial owner if, at the close of business on the record date, your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What happens if I do not give specific voting instructions?” for additional information.

How do I vote and what are the voting deadlines?
Stockholders of Record: If you are a stockholder of record, there are several ways for you to vote your shares.

•
By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than the annual meeting to be voted at the annual meeting.

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By telephone or over the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on May 12, 2014.

•
In person at the Annual Meeting. You may vote your shares in person at the annual meeting. Even if you plan to attend the annual meeting in person, we recommend that you also submit your proxy card or voting instructions or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

Beneficial Owners: If you are a beneficial owner of your shares, you should have received a Notice of Internet Availability of Proxy Materials or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice of Internet Availability of Proxy Materials or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may be voted in person at the annual meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.
How are proxies voted?
If you submit your proxy—whether via the Internet, by telephone, in person or by mail—the shares represented by your proxy will be voted at the annual meeting in accordance with your instructions.
What happens if I do not give specific voting instructions?
Stockholders of Record: If you are a stockholder of record and you do not cast a vote or submit a proxy, no votes will be cast on your behalf on any of the items of business at the annual meeting. If you are a stockholder of record and you submit a proxy but do not provide voting instructions, the shares represented by your proxy will be voted in favor of the director nominees (Proposal 1), in favor of Proposals 2, 3, 4 and 5, and against Proposal 6. In addition, if any other matters properly come before the annual meeting, it is the intention of the persons named on your voting form to vote the shares they represent as directed by the board of directors. We have not received notice of any other matters that may properly be presented at the annual meeting.
Beneficial Owners of Shares Held in Street Name: If you are a beneficial owner and you do not provide the broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on routine matters, including Proposal 5, but cannot vote on non-routine matters, including Proposals 1, 2, 3, 4 and 6. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on non-routine matters, no votes will be cast on your behalf. This is generally referred to as a “broker non-vote.”
How do I revoke my proxy?
Stockholders of Record: If you are a stockholder of record, you may revoke your proxy at any time prior to the annual meeting by: (1) submitting a later-dated vote, in person at the annual meeting, by Internet, by telephone, or by mail; or (2) delivering instructions to us, care of our Secretary, at the address of our principal executive offices. Any notice of revocation sent to us must include the stockholder's name and must be received prior to the meeting to be effective. Only your latest Internet or telephone proxy received by 11:59 p.m. Eastern Time on May 12, 2014 will be counted. Your attendance at the annual meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. You will be required to give oral notice of your intention to vote in person to the inspector of elections at the annual meeting.
Beneficial Owners of Shares Held in Street Name: If your shares are held in “street name,” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

How are votes counted and who will count the votes?
Each share of common stock outstanding on the record date is entitled to one vote. Cumulative voting is not permitted. The inspector of elections appointed for the annual meeting will tabulate the votes.
What constitutes a quorum and why is a quorum required?
A quorum, which is a majority of the outstanding shares as of the record date, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting, if you vote your shares by telephone or over the Internet, or if you submit a properly executed proxy card. Shares represented by proxies marked with abstentions or represented by “broker non-votes” will be counted as shares that are present for purposes of determining whether a quorum exists.
What is the effect of broker non-votes and abstentions?
Broker non-votes and abstentions are counted for purposes of determining whether or not a quorum is present. Shares not present at the meeting and shares voting “abstain” have no effect on the election of directors. For each of the other proposals, abstentions have the same effect as negative votes. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) have no effect. If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on most items being put to a vote, including the election of directors. Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting.
What is the vote required for each proposal?

Proposal	Vote Required
Proposal One: To elect the directors named in the proxy statement to serve until the next annual meeting of stockholders.	Majority of the votes cast
Proposal Two: To approve an amendment to the 2005 Equity Incentive Plan to (i) extend the term of the plan, (ii) increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan and (iii) make certain other changes as described in more detail in the proxy statement.
Majority of votes cast in person or by proxy and entitled to vote at the meeting
Proposal Three: To approve an amendment to the 1987 Employee Stock Purchase Plan to increase by 1,000,000 the number of shares of common stock reserved for issuance under the plan.	Majority of votes cast in person or by proxy and entitled to vote at the meeting
Proposal Four: To approve, on an advisory basis, named executive officer compensation.	Majority of votes cast in person or by proxy and entitled to vote at the meeting
Proposal Five: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.	Majority of votes cast in person or by proxy and entitled to vote at the meeting
Proposal Six: If properly presented at the annual meeting, to consider a stockholder proposal regarding an independent chair of the board.	Majority of votes cast in person or by proxy and entitled to vote at the meeting
Who is paying for the costs of this proxy solicitation?
We will bear the expense of soliciting proxies. We have retained AST Phoenix Advisors to assist with the solicitation of proxies for a fee of $9,500, plus reimbursement for out-of-pocket expenses. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited in person, by telephone, or by electronic communication by certain of our directors, officers, and other employees, without additional compensation.
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2015 annual meeting of stockholders?
Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials: In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, or the Exchange Act, and as provided in Section 2.10 of our Bylaws, any stockholder who intends to submit a proposal at our 2015 annual meeting of stockholders and who wishes to have the proposal considered for inclusion in the proxy statement for that meeting must, in addition to complying with Rule 14a-8 under the Exchange

Act and all other applicable laws and regulations governing submission of such proposals, deliver the notice of the proposal to us for consideration not less than 120 days nor more than 180 days prior to the anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders, or not earlier than October 4, 2014 and not later than December 3, 2014. In addition, the notice must set forth the information required by our Bylaws with respect to each proposal. Such proposal should be sent to us, care of our Secretary, at Altera Corporation, 101 Innovation Drive, San Jose, California 95134. Nothing in Section 2.10 of our Bylaws shall affect the right of a stockholder to request inclusion of a proposal in the proxy statement to the extent that such right is provided by applicable law.
Requirements for Stockholder Proposals and Director Nominations to be Brought Before the 2015 Annual Meeting of Stockholders: Pursuant to Sections 2.10 and 2.11 of our Bylaws, if a stockholder wishes to present a proposal or director nomination before the 2015 annual meeting of stockholders, the stockholder must give written notice to us at the address noted above not less than 120 days nor more than 180 days prior to the anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders, or not earlier than October 4, 2014 and not later than December 3, 2014. In addition, the notice must set forth the information required by our Bylaws with respect to each such proposal or director nominee.

BOARD AND CORPORATE GOVERNANCE MATTERS
Our board of directors is currently comprised of nine members. Since the last annual meeting of stockholders, the board elected Krish A. Prabhu to serve as a member of the board, effective May 6, 2013. Susan Wang retired from the board at the end of her term on May 6, 2013.
The nominating and governance committee of the board of directors has nominated the nine current directors for re-election at the annual meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the nominees named below. If any nominee is unable or declines to serve as a director at the annual meeting, the proxies will be voted for any nominee who is designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected at the annual meeting will hold office until the next annual meeting or until their successors are elected and qualified.
Directors are elected by a majority of the votes cast at the annual meeting except in the case of a contested election. A contested election occurs when the number of nominees exceeds the number of directors to be elected, in which case directors are elected by a plurality of the votes cast. A majority of votes cast means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. If a director nominee who is serving as a director at the time of the election does not receive a majority of the votes cast, such nominee must tender his or her resignation to the board of directors. The nominating and governance committee will then make a recommendation to the board of directors to either accept or reject the resignation. The board of directors will act on the nominating and governance committee's recommendation and publicly disclose its reasons and decision within 90 days from when the election results are certified. The director who tenders his or her resignation does not participate in the board's decision with respect to his or her resignation.
The names of the nominees and certain information about them are set forth below.

Name of Nominee	Age	Position(s) with Altera	Director Since
John P. Daane	50	Chairman of the Board, President and Chief Executive Officer	2000
T. Michael Nevens	64	Lead Independent Director	2009
A. Blaine Bowman	67	Director	2012
Elisha W. Finney	52	Director	2011
Kevin McGarity	68	Director	2004
Krish A. Prabhu	59	Director	2013
Shane V. Robison	60	Director	2012
John Shoemaker	71	Director	2007
Thomas H. Waechter	61	Director	2012
There is no family relationship between any of our directors or executive officers.
The nominating and governance committee annually assesses the performance of individual directors and the board as a whole. This assessment includes an evaluation of the skills, relevant business experience and expertise, diversity and ability and willingness of board members to devote the necessary time to board service on an ongoing basis. The assessment is done in the context of what the perceived needs of the board are at that time. The nominating and governance committee is then responsible for nominating candidates for election to the board of directors based on that assessment. Candidates nominated for election to the board are expected to have high personal and professional ethics, integrity and an inquiring and independent mind, along with practical wisdom and mature judgment. Each of the following individuals who have been nominated for election to the board of directors has those characteristics. Additionally, as described below, each candidate has unique skills and experiences that contribute to the board's decision-making processes.
JOHN P. DAANE joined us as President and Chief Executive Officer in November 2000 and was elected as one of our directors in December 2000. He was elected Chairman of the Board in May 2003. Prior to joining us, Mr. Daane spent 15 years at LSI Logic Corporation, a semiconductor manufacturer, most recently as Executive Vice President, Communications Products Group, with responsibility for ASIC technology development and the Computer, Consumer, and Communications divisions. We believe Mr. Daane's qualifications to sit on our board of directors include his extensive knowledge of the company, its products, strategies, and customers, his more than 25 years of experience in the semiconductor industry, his strong leadership skills and his broad experience in executive management roles in marketing and engineering within the semiconductor industry.

T. MICHAEL NEVENS has served as one of our directors since November 2009. From 1980 until 2002, Mr. Nevens held various management positions at McKinsey & Company, including managing partner of the Global Technology Practice. He also served on the board of the McKinsey Global Institute, which conducts research on economic and policy issues. Mr. Nevens is currently a Senior Advisor to Permira, an international private equity fund, and he serves as a director of NetApp, Inc. and Ciena Corporation. We believe Mr. Nevens' qualifications to sit on our board of directors include his extensive experience as a consultant to many semiconductor and other high technology companies; his understanding of semiconductor industry business models, economics, segments, and competition; and his experience as a director of other public and private technology companies.

A. BLAINE BOWMAN has served as one of our directors since July 2012. Mr. Bowman previously served as President, CEO and Chairman of the Board of directors for Dionex Corporation, a maker of chromatography separation technologies, acquired by Thermo Fisher Scientific in 2011. Mr. Bowman retired as President and CEO of Dionex in 2002 and as Chairman of the Board in 2005. He joined Dionex in 1977 and was named President and CEO in 1980. He currently serves as a director for Illumina, Inc., a life sciences company that develops tools for DNA, RNA, and protein analysis. We believe Mr. Bowman's qualifications to sit on our board of directors include his experience as a chief executive officer of a public company, his extensive executive management experience, his experience with corporate transactions and his financial expertise.
ELISHA W. FINNEY has served as one of our directors since September 2011. Ms. Finney is currently Executive Vice President, Finance and Chief Financial Officer of Varian Medical Systems, Inc., a manufacturer of medical devices and software, where she has worked since 1988. Prior to joining Varian Medical Systems, Ms. Finney held management positions at Fox Group and Beatrice Foods, Inc. We believe Ms. Finney's qualifications to sit on our board of directors include her experience as a Chief Financial Officer of a public company, her financial expertise, her experience working for a company within one of our end markets, her familiarity with business development and mergers and acquisitions, and her experience promoting diversity and leadership development.
KEVIN MCGARITY has served as one of our directors since March 2004. From 1988 until 1999, he served as Senior Vice President of Worldwide Marketing and Sales for Texas Instruments, Inc., a diversified semiconductor company. In addition, during his career with Texas Instruments, he also had responsibility for Global Semiconductor IT and Quality and spent five years working in Europe in a variety of managerial positions. He currently is a consultant to global companies in the semiconductor industry. Mr. McGarity also serves as a director of Fairchild Semiconductor International, Inc. We believe Mr. McGarity's qualifications to sit on our board of directors include his 42 years of experience in the semiconductor industry as a sales and marketing executive of Texas Instruments and a board member of Fairchild, his knowledge of our sales channels, competitors, and end markets and his international work experience in Europe and Asia.
KRISH A. PRABHU has served as one of our directors since May 2013. Mr. Prabhu previously served on our board of directors from May 2008 until July 2012. Mr. Prabhu has served as Chief Technology Officer of AT&T Inc., a telecommunications company, since January 2012 and as President of AT&T Labs since June 2011. From 2004 to 2008, Mr. Prabhu served as Chief Executive Officer and President of Tellabs, Inc., a global supplier to the telecommunications industry.  He served as a Venter Partner with Morgenthaler Venture Partners, a venture capital buyout firm, from November 2001 to 2004.  He also held various executive and senior management roles at Alcatel, an international telecommunications company, from 1991 to 2001.  We believe Mr. Prabhu’s qualifications to sit on our board of directors include his experience as a chief executive officer of a global communications system company, his extensive knowledge of the communications industry, which is our largest end market, his experience in engineering and as a user of our technology, and his international experience.
SHANE V. ROBISON has served as one of our directors since November 2012. Since May 2013, Mr. Robison has served as the Chief Executive Officer and Chairman of Fusion-io, Inc., a developer and marketer of storage memory platforms, where he also has served as a director since December 2011. Prior to that, he served as Executive Vice President, Chief Technology Officer and Chief Strategy Officer for Hewlett-Packard Company, a technology hardware and software company, from 2002 to 2011. Additionally, during his 32-year career, Mr. Robison held senior executive leadership positions in product development and business management with AT&T Labs, Cadence Design Systems, Inc. and Apple Inc. We believe Mr. Robison's qualifications to sit on our board of directors include his extensive executive management experience, his knowledge of the electronic design automation industry, his experience in engineering and strategy development and his experience in mergers and acquisitions.
JOHN SHOEMAKER has served as one of our directors since March 2007. From 1990 to 2004, Mr. Shoemaker held various executive and senior management roles at Sun Microsystems, Inc., a network computing company. Prior to joining Sun Microsystems, Mr. Shoemaker served in a number of senior executive positions with Xerox Corporation. Mr. Shoemaker is currently a director of Extreme Networks, Inc. He previously served as Chairman of the Board of SonicWALL, Inc. We believe Mr. Shoemaker's qualifications to sit on our board of directors include his significant executive management and board experience at public and private companies within some of our end markets, his experience in engineering, manufacturing and operations, and as a user of semiconductor technology, and his experience in leadership development and succession management.

THOMAS H. WAECHTER has served as one of our directors since January 2012. Mr. Waechter currently is President, Chief Executive Officer and a member of the board of directors of JDS Uniphase Corporation (JDSU), a provider of communications test and measurement solutions and optical products. Prior to joining JDSU in 2007, Mr. Waechter held a wide variety of executive positions including Chief Operating Officer at Harris Stratex Networks (now Aviat Networks, Inc.), President and Chief Executive Officer at Stratex Networks, President and Chief Executive Officer at REMEC Corporation and President and Chief Executive Officer of Spectrian Corporation. Additionally, he held a number of global executive-level positions during his 14-year career with Schlumberger Ltd. as well as a senior executive position with Asyst Technologies, Inc. We believe Mr. Waechter's qualifications to sit on our board of directors include his experience as a chief executive officer of a public company, his extensive executive management experience, his experience in mergers and acquisitions, and his international work experience.
Corporate Governance
We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Our board of directors has adopted corporate governance guidelines to assist it in fulfilling its responsibilities to stockholders and to our employees, customers, suppliers, and local communities in which we operate.
We have a code of business conduct and ethics that applies to our officers, directors, and employees, which is designed to promote compliance with the laws applicable to our business, accounting standards, and proper and ethical business methods and practices. Additionally, the audit committee has adopted a code of ethics for senior financial officers and certain other employees of the finance department. If we make any material amendments to the code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, or grant any waiver from any provision of the code to any such person, we will promptly disclose the nature of the amendment or waiver on our website at www.altera.com.
Our corporate governance guidelines, together with our current committee charters and the two codes described above, are available, free of charge, under "Corporate Governance" in the "Investor Relations" section of our website at www.altera.com, or by calling our Investor Relations Department at (408) 544-7000, or by writing to us at Investor Relations, Altera Corporation, 101 Innovation Drive, San Jose, California 95134.
Our corporate governance practices are in compliance with the listing requirements of the Nasdaq Global Select Market, or NASDAQ, and the corporate governance requirements of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, including:

•	The board of directors has adopted clear corporate governance policies;

•	Eight of the nine directors standing for re-election at the annual meeting are independent of us and our management;

•	The independent directors meet after every regularly scheduled board meeting without management present;

•	All members of the audit committee, compensation committee and nominating and governance committee are independent directors;

•	The independent directors have elected a lead independent director;

•	The charters of the board committees clearly establish each committee's respective roles and responsibilities;

•	We have a code of business conduct and ethics that applies to all of our officers, directors and employees;

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We have a code of ethics for senior financial officers that applies to our principal executive officer, principal financial officer, all other officers in the finance department, as well as certain other employees of the finance department; and

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We have a hotline available to all employees, and our audit committee has procedures in place for the anonymous submission of any employee complaint, including those relating to accounting, internal controls, or auditing matters.

Board Leadership Structure

Our board of directors has adopted a policy requiring that the nominating and governance committee conduct periodic reviews of the board’s leadership structure. During such periodic reviews, and in particular when there is a change in our senior leadership including a change in the chief executive officer, the nominating and governance committee will consider whether to propose that the board elect a chair who meets the standards for independence as defined by applicable law and the rules of NASDAQ (an “Independent Director”).

The nominating and governance committee may consider the following factors in deciding whether or not to recommend the election of a chair who is an Independent Director: the tenure and experience of the chief executive officer, the company’s financial performance and strategic direction, succession planning, industry knowledge of members of the board, the willingness and ability of Independent Directors to serve as chair, the current performance of the company’s management, the current performance of the board, and the relationship between the board and members of management.

If the board elects a chair who is not an Independent Director, the Independent Directors, meeting in executive session, will elect a lead independent director. Under our corporate governance guidelines, the lead independent director shall:

•	preside at all meetings of the board at which the chair is not present, including executive sessions of the Independent Directors;

•	serve as liaison between the chair and the Independent Directors;

•	discuss with the chair, the full board, and/or members of management any issues or concerns raised by the other Independent Directors;

•	approve the agendas for board meetings;

•	approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	review the materials that are sent to the board prior to board meetings;

•	recommend to the board the retention of consultants who report directly to the full board;

•	have the authority to call special meetings of the board and of the stockholders as specified in our Bylaws;

•	have the authority to call meetings of the Independent Directors;

•	if requested by major shareholders, be available for consultation and direct communication; and

•	perform such other duties as the board may from time to time delegate to the lead independent director.

The board believes it is currently in the best interests of the stockholders to have our Chief Executive Officer, John P. Daane, also serve as our chair and to have a lead independent director, T. Michael Nevens, who was elected by the Independent Directors in executive session. This leadership structure helps foster open and timely communication between the board and management, ensures alignment between the board, management, and stockholders, and also provides significant independent oversight and direction to management. The board believes that Mr. Daane is in the best position to provide strategic leadership to the board based on his knowledge of the company, our industry, our competitors, and our customers. Additionally, the board believes that Mr. Daane has established a culture of accountability and transparency at the company and with the board that helps to ensure that management is working in the best interests of stockholders.
Board Oversight of Risk
One of the board's primary responsibilities, which it may execute through one or more of its committees, is to monitor the material risks facing the company and evaluate management's plans for dealing with such risks. While the board has risk oversight responsibility, management is responsible for assessing and managing material risk exposures.
The board of directors provides risk oversight by: (1) discussing and developing a shared understanding with management of the company's philosophy of risk management and appetite for risk; (2) understanding and assessing the company's risk management processes; (3) understanding the company's strategic goals and objectives and assessing how they may be affected by material risk exposures; and (4) receiving regular reports from management on various types of risks and management's processes for managing such risks.

In general, the board of directors oversees strategic risks such as those relating to competitive dynamics, end market trends and developments, and changes in macroeconomic conditions. The board also provides risk oversight relating to various operational risks such as risks relating to product development, marketing, sales, and supply chain management. The board has delegated oversight of certain categories of risk to various committees. This delegation is documented in the committees' charters. In particular, the audit committee has risk oversight responsibility relating to financial reporting risk, legal compliance risk, risks relating to treasury operations, tax compliance risk and risks relating to the security and back up of information systems. The compensation committee has risk oversight responsibility relating to the design and operation of compensation programs, policies and practices. The nominating and governance committee has risk oversight responsibility relating to the adequacy of succession planning for the CEO and other executive officers, as well as for corporate governance risk. The board's role in risk oversight has not had any effect on the board's leadership structure.
Director Diversity
Our corporate governance guidelines require the nominating and governance committee to consider, among other things, the diversity of directors in its nomination process. The nominating and governance committee seeks to nominate a slate of candidates that are diverse not only as to experience and backgrounds but also as to race, gender, age, and national origin as well as other attributes. Consequently, the nominating and governance committee actively seeks out highly qualified women and members of minority groups to include in the pool of candidates who are considered for nomination to the board.
Director Independence
In accordance with current NASDAQ listing standards, the board of directors, on an annual basis, affirmatively determines the independence of each director and nominee for election as a director, including all elements of independence set forth in the NASDAQ listing standards. The director independence standards are set forth in our corporate governance guidelines, which are available, free of charge, under "Corporate Governance" in the “Investor Relations” section of our website at www.altera.com.
It is the policy of the board of directors that a significant majority of the directors be independent. A director is independent if he or she has no material relationship with us or our affiliates (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with us or our affiliates) and meets the standards for independence as defined by applicable law and the rules of NASDAQ. Such relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others.
More specifically, a director is not considered independent if:

•	he or she is currently employed, or has been employed within the past three years, by us or any of our affiliates;

•
the director (or his or her immediate family member as defined by NASDAQ) accepted compensation from us or any of our affiliates in excess of $120,000 during any 12 month period within the past three years (other than compensation for board service, retirement plan benefits, or non-discretionary compensation, or compensation paid to a family member who is an employee (other than an executive officer));

•	the director has an immediate family member who is, or has been in the past three years, employed by us or any of our affiliates as an executive officer;

•
the director (or his or her immediate family member) is or has been a partner, controlling stockholder or an executive officer of any business to which we made, or from which we received, payments (other than those which arise solely from investments in our securities) that exceed five percent of such entity's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

•
the director (or his or her immediate family member) is or has been employed as an executive officer of another entity where any of our executive officers serve on that entity's compensation committee;

•
he or she (or his or her immediate family member) is a current partner of our independent registered public accounting firm, PricewaterhouseCoopers LLP, or either the director (or an immediate family member) has been a partner or employee of PricewaterhouseCoopers LLP in the past three years and worked on our audit during that time; or

•	the director participated in the preparation of our (or any of our current subsidiaries') financial statements at any time during the past three fiscal years.
The determination of director independence is made during the annual review process; the board considers relationships that the board members (and those of their immediate family members) have with us and our affiliates and other potential conflicts of interest. Based on the most recent review, there were no transactions, arrangements or relationships between us (or our affiliates) and any board member that would impair the independence of any board member.
Currently, eight of the nine directors nominated for re-election meet the standards for independence as defined by NASDAQ, with John P. Daane, our Chairman of the Board, President and CEO, being the only director who is not independent. Susan Wang, who retired from the board at the end of her term on May 6, 2013, also met the standards for independence as defined by NASDAQ.
Board of Directors and Committees
Board Meetings
During 2013, the board of directors held seven meetings. Each director attended at least seventy-five percent of the aggregate number of meetings of the board of directors and meetings held by all committees of the board on which such director served. Our independent directors hold executive sessions without management present at all regularly-scheduled meetings of the board of directors. We expect each of our directors to attend the annual meeting every year, unless extenuating circumstances prevent their attendance. All of our current directors attended last year's annual meeting, except John Shoemaker who was absent due to extenuating circumstances.
Stockholder Communications with Board of Directors
Stockholders wishing to communicate with a board member, or the full board, may send a written communication to us, care of the Secretary of the company, at the address of our principal executive offices. Our Secretary will forward the communication to the board or to any individual director or directors to whom the communication is addressed unless the communication is unduly hostile, threatening, illegal or harassing, in which case our Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.
Committee Membership
Below is a summary of our committee structure and membership information as of April 2, 2014, the date this proxy statement is made available.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
John P. Daane	-	-	-
A. Blaine Bowman	Member	-	-
Elisha W. Finney	Chair	-	-
Kevin McGarity	-	Member	-
T. Michael Nevens	Member	-	Chair
Krish A. Prabhu	-	Member	-
Shane V. Robison	-	Member	-
John Shoemaker	-	Chair	Member
Thomas H. Waechter	-	-	Member
Audit Committee
Each of the current members of the audit committee is: (1) “independent” as that term is defined in Section 10A-3 of the Securities and Exchange Act of 1934, as amended, or the Exchange Act; (2) “independent” as defined by current NASDAQ listing requirements; and (3) financially literate and has the requisite financial sophistication as required by NASDAQ rules applicable to issuers listed on NASDAQ. In addition, the board of directors has determined that Elisha W. Finney (Chair) and A. Blaine Bowman each meet the criteria of an “audit committee financial expert” within the meaning of the SEC's regulations. The audit committee held eight meetings in 2013.
The duties of the audit committee are to oversee: (1) the integrity of reported financial results; (2) the quality and adequacy of disclosures; (3) the soundness and effectiveness of our accounting policies and internal control over financial reporting; (4) our compliance with significant applicable financial, legal, and ethical requirements; (5) the independence and performance of our independent registered public accounting firm (“external auditor”) and internal auditors; and (6) communications among the external auditor, internal auditors, financial and senior management, and the board of directors. The audit committee has ultimate authority and responsibility to select, approve the compensation of, evaluate and, when appropriate, replace our external auditor.

The audit committee also has the sole authority to hire and review the performance of our Director of Internal Audit and to review and approve the scope of internal audit plans. The audit committee has established procedures for: (a) the receipt, retention, and treatment of complaints received by us regarding accounting, internal controls or auditing matters; and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.
Compensation Committee
Each of the current members of the compensation committee is “independent” as defined by Section 10C-1 of the Exchange Act and current NASDAQ listing requirements. The compensation committee held five meetings in 2013.
The duties of the compensation committee are to: (1) lead the independent members of the board of directors in a discussion and evaluation of the performance of the CEO on at least an annual basis; (2) evaluate and establish the compensation of the CEO and other executive officers; and (3) evaluate and establish the compensation of directors. In addition, the compensation committee has the sole authority to engage outside advisers to assist in its work, such as compensation consultants.
In 2013, the compensation committee directly engaged Compensia, Inc. ("Compensia") as its outside compensation consultant to provide independent advice on executive compensation matters. Compensia does not provide any other services to the company and works with the company's management only on matters for which the compensation committee is responsible. The compensation committee has assessed the independence of Compensia pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the compensation committee. The compensation committee periodically seeks input from Compensia on a range of external market factors, including evolving compensation trends, appropriate peer companies and market survey data. Compensia also provides general observations on the company's compensation programs, but it does not determine or recommend the amount or form of compensation for the named executive officers.
Compensation Committee Interlocks and Insider Participation
At no time has John Shoemaker (Chair), Kevin McGarity, Krish A. Prabbu, Shane V. Robison or Thomas H. Waechter been an officer or employee of the company. Mr. Waechter served on the compensation committee in 2013 until May 2013. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our board of directors or compensation committee.
Nominating and Governance Committee
Each of the current members of the nominating and governance committee is “independent” as defined by current NASDAQ listing requirements. The nominating and governance committee held three meetings in 2013.
The duties of the nominating and governance committee are to: (1) identify individuals qualified to become board members and to nominate directors for election; (2) lead the board in its annual review of the performance, size, and membership of the board and its committees; (3) nominate for election by the board the members of each board committee including the chair of each committee; (4) lead the board in a regular review of succession plans for members of executive management and to ensure that the board develops a succession plan for the CEO; (5) review, on a regular basis, the board’s leadership structure and to make recommendations to the board regarding such structure, including whether the board should elect a chair who meets the standards for independence defined by applicable law and the rules of NASDAQ; and (6) review and make recommendations to the board concerning corporate governance matters. As part of its annual performance review process, the nominating and governance committee seeks input from each board member regarding the performance of individual directors, each committee, and the board as a whole. The committee reports this information to the board and also takes into account the results of this annual performance review in its decisions regarding director nominations.

Director Compensation
We pay our non-employee directors an annual retainer for board and committee service. The annual retainers are targeted so that total cash compensation approximates the 50th percentile of the peer companies listed in the "Compensation Discussion and Analysis —Process" section on page 23. The payment schedule applicable to board and committee service is described more fully in the chart below. We make retainer payments to non-employee directors in two semi-annual payments paid in advance. These payments are pro-rated in the event a director joins the board mid-term.

Annual Retainer
Board Membership	$50,000
Lead Independent Director	$20,000
Audit Committee	$20,000	Chair
	$12,000	Member
Compensation Committee	$15,000	Chair
	$10,000	Member
Nominating and Governance Committee	$10,000	Chair
	$6,000	Member
Other Director Benefits
Equity Compensation	Described in detail below

Pursuant to our 2005 Equity Incentive Plan (the "2005 Plan"), at the discretion of the compensation committee, when a non-employee director joins the board, he or she may be granted either: (1) a combination of restricted stock units ("RSUs"), restricted stock awards, and/or stock options (but not solely stock options) representing up to a maximum number of whole shares having an aggregate value of $300,000, or (2) a combination of stock options and/or stock appreciation rights ("SARs"), representing up to a maximum aggregate number of 40,000 shares.

Following the date of each annual meeting of stockholders, each non-employee director who is re-elected may be granted, at the discretion of the compensation committee, either: (1) a combination of RSUs, restricted stock awards, and/or stock options (but not solely stock options) representing up to a maximum number of shares having an aggregate value of $200,000, or (2) a combination of stock options and/or SARs representing up to a maximum aggregate number of 20,000 shares.

Our board of directors and stockholders approved, in March 2013 and May 2013, respectively, an amendment to the 2005 Plan to provide that RSUs and restricted stock awards granted to our non-employee directors in connection with their re-election to the board will vest in full on the date immediately preceding the next annual stockholder meeting following the date of grant, subject to their continued service on the board on the vesting date. RSUs and restricted stock awards granted to non-employee directors in connection with their initial election or appointment to the board vest and are exercisable as determined by the compensation committee, provided that RSUs and restricted stock awards vest over a minimum of three years as measured from the date of grant. Prior to the amendment of the 2005 Plan in May 2013, the 2005 Plan provided that all grants of RSUs and restricted stock awards to all eligible recipients under the 2005 Plan vested over a minimum of three years as measured from the date of grant of the award.

Proposal Two of this proxy statement proposes certain amendments to the grant value limits and vesting of non-employee director awards under the 2005 Plan. The term of any stock option and/or SAR grant is ten years. The exercise price of any stock option and/or SAR grant is equal to the fair market value of our common stock on the grant date. Non-employee directors are also eligible to receive other types of awards under the 2005 Plan (including bonus stock), but no such awards have been granted.
In September 2013, the board revised its stock ownership guidelines to provide that each non-employee director should own the lesser of (1) shares of our common stock or equity awards with a value of three and a half times his or her annual retainer, or (2) 6,000 shares of our common stock. In calculating whether a non-employee director has met the share ownership guidelines, fifty percent of the value of in-the-money stock options as well as shares of our common stock that are owned are taken into account. Each non-employee director has until the later of December 31, 2018 or five years after appointment or election to meet the stock ownership guidelines. As of the record date, each of our non-employee directors who has served on the board for at least five years complied with the guidelines. See "Security Ownership of Certain Beneficial Owners and Management" on page 18 for further detail.

The following table summarizes the total compensation received by each of our non-employee directors in 2013. Our directors do not receive fringe or other benefits.

Name (1)	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
A. Blaine Bowman (3)	62,000	120,299	—	—	—	182,299
Elisha W. Finney	70,000	144,359	—	—	—	214,359
Kevin McGarity	60,000	144,359	—	—	—	204,359
T. Michael Nevens	92,000	144,359	—	—	—	236,359
Krish A. Prabhu (4)	60,000	144,359	—	—	—	204,359
Shane V. Robison (3)	60,000	72,180	—	—	—	132,180
John Shoemaker	71,000	144,359	—	—	—	215,359
Thomas H. Waechter	56,000	144,359	—	—	—	200,359
Susan Wang (5)	—	—	—	—	—	—

(1) Mr. Daane, our Chairman of the Board, President and CEO, does not receive any compensation for his service as a member of the board of directors.

(2) The amounts in columns (c) and (d) reflect the aggregate grant date fair value of RSU and stock option awards, respectively, granted to non-employee directors during 2013. These amounts reflect the value determined by the company in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718, for accounting purposes, and do not reflect whether the recipient has actually realized a financial benefit from the award. Pursuant to SEC rules, these amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on valuation assumptions, see Note 15 to our Consolidated Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

(3) Mr. Bowman was elected to the board of directors effective July 30, 2012 and Mr. Robison was elected to the board of directors effective November 7, 2012. Their RSU awards were prorated based on the length of the terms they served prior to the 2013 annual meeting of stockholders.

(4) Mr. Prabhu was elected to the board of directors effective May 6, 2013. Mr. Prabhu previously served on the Company's board of directors from May 2008 until July 2012.

(5) Ms. Wang retired from the board of directors on May 6, 2013.

The following table sets forth information with respect to stock option and RSU awards granted during 2013 to our non-employee directors. The vesting schedule and grant term is described in further detail in the “Director Compensation” section on page 13.

Name	Grant Date	Restricted Stock Unit Awards: Number of Shares of Stock or Units (#) (3)	Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (5)
(a)	(b)	(c)	(d)	(e)	(f)
A. Blaine Bowman	5/6/2013	3,680	—	—	120,299
Elisha W. Finney	5/6/2013	4,416	—	—	144,359
Kevin McGarity	5/6/2013	4,416	—	—	144,359
T. Michael Nevens	5/6/2013	4,416	—	—	144,359
Krish A. Prabhu (1)	5/6/2013	4,416	—	—	144,359
Shane V. Robison	5/6/2013	2,208	—	—	72,180
John Shoemaker	5/6/2013	4,416	—	—	144,359
Thomas H. Waechter	5/6/2013	4,416	—	—	144,359
Susan Wang (2)	—	—	—	—	—

(1) Mr. Prabhu was elected to the board of directors effective May 6, 2013. Mr. Prabhu previously served on the Company's board of directors from May 2008 until July 2012.

(2) Ms. Wang retired from the board of directors on May 6, 2013.

(3) Represents the number of RSUs awarded to each non-employee director in 2013 pursuant to our 2005 Plan.

(4) Represents the number of non-statutory stock options granted to each non-employee director in 2013 pursuant to our 2005 Plan.

(5) Represents the aggregate grant date fair value of each stock option and/or RSU award, as applicable, computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, these amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on valuation assumptions, see Note 15 to our Consolidated Financial Statements included in Part II, Item 8, "Financial Statements and Supplementary Data" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

The following table provides information regarding outstanding equity awards, including stock options and RSUs, and applicable market values at the end of 2013.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
(a) (1)	(b)	(c)	(d)	(e)	(f)	(g)	(h) (3)
A. Blaine Bowman	7/30/2012	10,000	30,000	35.21	7/30/2022	—	—
	5/6/2013	—	—	—	—	3,680	119,636.8
Elisha W. Finney	9/14/2011	20,000	20,000	37.43	9/14/2021	—	—
	5/8/2012	—	—	—	—	1,742	56,632.42
	5/6/2013	—	—	—	—	4,416	143,564.16
Kevin McGarity	5/11/2004	1,667	—	22.03	5/11/2014	—	—
	5/9/2006	10,000	—	21.07	5/9/2016	—	—
	5/8/2007	10,000	—	23.52	5/8/2017	—	—
	5/10/2011	—	—	—	—	1,037	33,712.87
	5/8/2012	—	—	—	—	2,614	84,981.14
	5/6/2013	—	—	—	—	4,416	143,564.16
T. Michael Nevens	11/10/2009	12,500	—	20.47	11/10/2019	—	—
	5/10/2011	—	—	—	—	1,037	33,712.87
	5/8/2012	—	—	—	—	2,614	84,981.14
	5/6/2013	—	—	—	—	4,416	143,564.16
Krish A. Prabhu (2)	5/6/2013	—	—	—	—	4,416	143,564.16
Shane V. Robison	11/7/2012	10,000	30,000	30.57	11/7/2022	—	—
	5/6/2013	—	—	—	—	2,208	71,782.08
John Shoemaker	3/19/2007	40,000	—	20.64	3/19/2017	—	—
	5/8/2007	1,667	—	23.52	5/8/2017	—	—
	5/10/2011	—	—	—	—	1,037	33,712.87
	5/8/2012	—	—	—	—	2,614	84,981.14
	5/6/2013	—	—	—	—	4,416	143,564.16
Thomas H. Waechter	1/26/2012	10,000	30,000	40.38	1/26/2022	—	—
	5/8/2012	—	—	—	—	871	28,316.21
	5/6/2013	—	—	—	—	4,416	143,564.16

(1) Ms. Wang retired from the board of directors on May 6, 2013. Ms. Wang did not have any outstanding equity awards at the end of 2013.

(2) Mr. Prabhu was elected to the board of directors effective May 6, 2013. Mr. Prabhu previously served on the Company's board of directors from May 2008 until July 2012.

(3) Amounts reflecting market value of RSUs are based on the price of $32.51 per share, which was the closing price of our common stock as reported on NASDAQ on December 31, 2013.

Nominating and Governance Committee Report
The nominating and governance committee operates under a written charter adopted by our board of directors. The charter is available in the “Corporate Governance” section of our website at www.altera.com, or by calling our Investor Relations Department at (408) 544-7000, or by writing us at Investor Relations, Altera Corporation, 101 Innovation Drive, San Jose, California 95134.
Nomination of Directors
The nominating and governance committee nominates candidates for election to the board based on an evaluation of the candidate's decision-making ability, skills, business experience and expertise, technological background, personal integrity, reputation, ability and willingness to devote the necessary time to board service on an ongoing basis, and independence as defined by NASDAQ listing standards. The nominating and governance committee seeks to nominate a slate of candidates that are diverse not only as to experience and backgrounds but also as to race, gender, age, and national origin as well as other attributes. Consequently, the nominating and governance committee actively seeks out highly qualified women and members of minority groups to include in the pool of candidates who are considered for nomination to the board. The nominating and governance committee also reviews the activities and associations of potential candidates to ensure that there is no legal impediment, conflict of interest or other consideration that might hinder or prevent a potential candidate from fulfilling the duties of a director. When the nominating and governance committee considers nominating current members of the board of directors for re-election, it reviews each member's contributions to the board, knowledge of the company and issues presented to the board, and preparation for and participation in meetings. This review is part of the board evaluation process discussed on page 12.
The nominating and governance committee has retained Russell Reynolds Associates, Inc. since August 2006 to assist in identifying and evaluating potential director candidates.
The nominating and governance committee will consider prospective nominees proposed by stockholders based on the same criteria it uses for all director candidates. Any stockholder who wants to recommend a prospective nominee should submit the following information to the nominating and governance committee, care of our Secretary, at the address of our principal executive offices, within the time frame described above in the section of these materials entitled "Questions and Answers About the Annual Meeting and These Proxy Materials":

•	Biographical information about the candidate and a statement about his or her qualifications;

•
Any other information required to be disclosed about the candidate under SEC proxy rules (including the candidate's written consent to being named in the proxy statement and to serve as a director, if nominated and elected);

•	The names and addresses of the stockholder(s) recommending the candidate for consideration and the number of shares of our common stock beneficially owned by each and the length of ownership; and

•	Any affiliation between the candidate and the stockholder(s) recommending the candidate.
Each nominee for election to the board is also required to disclose in writing to the chair of the nominating and governance committee and to the Company Secretary any compensation he or she is receiving or will receive, directly or indirectly, from any party other than the company for or in connection with service on the board. Any nominee for election to the board who fails or refuses to disclose any such compensation shall be ineligible to stand for election at the annual meeting of stockholders.
Greater detail about the submission process for stockholder proposals is set forth in our Bylaws, a copy of which may be obtained by making a written request to our Secretary at the address of our principal executive offices.
We have not received a qualifying director nominee recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of our common stock.

T. Michael Nevens, Chair
John Shoemaker, Member
Thomas H. Waechter, Member
NOMINATING AND GOVERNANCE COMMITTEE

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the shares of our common stock beneficially owned by: (1) persons known by us to beneficially own greater than five percent of our outstanding stock; (2) each individual serving as one of our directors; (3) our CEO, our CFO and our three other most highly compensated executive officers; and (4) all of our directors and executive officers as a group as of the record date. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of the record date.

	Shares of Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Class (2)
Greater Than Five-Percent Stockholders:
BlackRock, Inc. (3)	19,103,996	6.07%
Massachusetts Financial Services Company (4)	17,405,684	5.53%
Directors and Executive Officers:
Scott A. Bibaud (5)	21,188	*
A. Blaine Bowman (6)	13,680	*
John P. Daane (7)	1,461,675	*
Elisha W. Finney (8)	26,159	*
Bradley Howe (9)	14,685	*
Kevin McGarity (10)	45,141	*
T. Michael Nevens (11)	19,260	*
Ronald J. Pasek (12)	61,349	*
Krish A. Prabhu (13)	4,416	*
Shane V. Robison (14)	12,208	*
John Shoemaker (15)	66,808	*
Thomas H. Waechter (16)	25,288	*
Jeffrey W. Waters (17)	31,470	*
All current directors and executive officers as a group (18 persons) (18)	2,159,924	*

* Less than 1%

(1) The persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated in a corresponding footnote, the business address of each beneficial owner is 101 Innovation Drive, San Jose, California 95134.

(2) All percentages are calculated based on 314,780,246 shares of common stock outstanding as of the record date, together with applicable stock options and RSUs for each stockholder. Beneficial ownership is determined in accordance with SEC rules and includes voting and investment power with respect to shares. Shares of common stock subject to stock options currently exercisable and stock options and RSUs that vest within 60 days after the record date are deemed outstanding for purposes of computing the percentage ownership of the person holding such options and/or RSUs, but are not deemed outstanding for computing the percentage of any other person.

(3) Based on a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC, as of December 31, 2013, BlackRock reported beneficial ownership of 19,103,996 shares of our common stock, sole voting power as to 15,364,221 of the shares, and sole dispositive power as to 19,103,996 of the shares, as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Management Ireland Limited, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd, BlackRock Investment Management, LLC, BlackRock Japan Co Ltd and BlackRock Life Limited. BlackRock has its principal business office at 40 East 52nd Street, New York, New York 10022.

(4) Based on a Schedule 13G filed by Massachusetts Financial Services Company ("MFS") with the SEC, as of December 31, 2013, MFS reported beneficial ownership of 17,405,684 shares of our common stock, consisting of shares beneficially owned by MFS and/or certain other non-reporting entities, sole voting power as to 15,643,645 of the shares, and sole dispositive power as to 17,405,684 of the shares. MFS has its principal business office at 111 Huntington Avenue, Boston, Massachusetts 02199.

(5) Includes 13,300 shares that Mr. Bibaud has a right to acquire within 60 days of the record date through exercise of options.

(6) Includes 10,000 and 3,680 shares that Mr. Bowman has the right to acquire within 60 days of the record date through exercise of options and vesting of RSUs, respectively.

(7) Includes (i) 683,575 shares that Mr. Daane has the right to acquire within 60 days of the record date through exercise of options and (ii) 270,000 shares held indirectly by Mr. Daane through a trust.

(8) Includes 20,000 and 5,287 shares that Ms. Finney has the right to acquire within 60 days of the record date through exercise of options and vesting of RSUs, respectively.

(9) Includes 5,810 shares that Mr. Howe has the right to acquire within 60 days of the record date through exercise of options.

(10) Includes 20,000 and 6,760 shares that Mr. McGarity has the right to acquire within 60 days of the record date through exercise of options and vesting of RSUs, respectively.

(11) Includes 12,500 and 6,760 shares that Mr. Nevens has the right to acquire within 60 days of the record date through exercise of options and vesting of RSUs, respectively.

(12) Includes 42,560 shares that Mr. Pasek has the right to acquire within 60 days of the record date through exercise of options.

(13) Includes 4,416 shares that Mr. Prabhu has the right to acquire within 60 days of the record date through vesting of RSUs.

(14) Includes 10,000 and 2,208 shares that Mr. Robison has the right to acquire within 60 days of the record date through exercise of options and vesting of RSUs, respectively.

(15) Includes 41,667 and 6,760 shares that Mr. Shoemaker has the right to acquire within 60 days of the record date through exercise of options and vesting of RSUs, respectively.

(16) Includes 20,000 and 4,852 shares that Mr. Waechter has the right to acquire within 60 days of the record date through exercise of options and/or vesting of RSUs, respectively.

(17) Includes 20,990 shares that Mr. Waters has the right to acquire within 60 days of the record date through exercise of options.

(18) Includes shares in the aggregate that our executive officers and directors have the right to acquire within 60 days of the record date through exercise of stock options and/or vesting of RSUs.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This section describes the compensation for our CEO and CFO in 2013, as well as each of our three most highly compensated executive officers employed at the end of 2013, all of whom we refer to collectively as our named executive officers or NEOs. Our named executive officers for 2013 are:

•	President, CEO and Chairman of the Board John P. Daane;

•	Senior Vice President, Finance and Chief Financial Officer, Ronald J. Pasek;

•	Senior Vice President, Communications and Broadcast Division, Scott A. Bibaud;

•	Senior Vice President, Research and Development, Bradley Howe; and

•	Senior Vice President, Military, Industrial and Computing Division, Jeffrey W. Waters.
Executive Summary

2013 Executive Compensation Highlights

CEO’s 2013 Total Compensation: $5,724,496 (1)

• Base salary of $800,031
• Cash incentive of $0
• Performance-based RSU fair value of $2,430,810 and time-based RSU fair value of $2,361,631 (2)

Key Changes in our 2013 Compensation Programs and Practices:

• Because our 2013 financial performance did not meet the minimum levels required under the 2013 Executive Bonus Plan, neither Mr. Daane nor any of our executive officers received a cash incentive payment for 2013.

• 50% of the value of Mr. Daane’s equity compensation in 2013 was awarded in performance-based restricted stock units and 50% was awarded in time-based restricted stock units.
• The compensation committee adopted a compensation recovery policy applicable to all of our elected and appointed officers, which for purposes of the policy include employees with the title of vice president and above (see page 30).

• The compensation committee increased stock ownership guidelines applicable to our CFO and, for the first time, imposed stock ownership guidelines on all of our other executive officers. The stock ownership guidelines applicable to Mr. Daane remain at the lower of four times his base salary or 100,000 shares (see page 29).

• The compensation committee determined not to increase the annual base salary of Mr. Daane for 2013 (see page 25).

Other Compensation Best Practices:

• Strong pay-for-performance alignment
• Absence of perquisites other than those generally available to our employees
• Bonuses capped at 250% of target
• Hedging, pledging and margin loans prohibited
• An independent compensation consultant is used by our compensation committee

(1) Includes other compensation of $132,024, comprised of a vacation payout of $120,512, taxable reimbursed business meeting and travel related expenses of $7,012 and a company 401(k) match of $4,500 (see page 31).

(2) Performance-based RSU value and time-based RSU value are calculated based on grant date fair value and reflect amounts shown in the "Summary Compensation Table" on page 31.

Our 2013 "Say on Pay" Vote
At our 2013 annual stockholders meeting, 94% of the votes cast voted to approve, on an advisory basis, our named executive officer compensation (the “Say on Pay Proposal”), which was a 28% improvement over the results of the 2012 Say on Pay Proposal. We believe this improvement was the result of our proactive engagement with our major stockholders, as well as the changes we made in our executive compensation programs in 2012. Our compensation committee took into account the views of our stockholders in making the following compensation decisions in 2013:

•	50% of the intended value of equity compensation granted to Mr. Daane in 2013 was in the form of performance-based RSUs (“PRSUs”).

•
To further align the interests of our other executive officers with the interests of our stockholders, the compensation committee decided that 40% of the intended value of long-term equity awards to our other executive officers in 2013 should be in the form of PRSUs (see page 29).

•
The terms of the PRSUs granted to Mr. Daane and our other executive officers in 2013 provide that the number of shares that will vest is based on the number of percentage points by which the company's total shareholder return (“TSR”) exceeds or falls below the TSR of the Philadelphia Semiconductor Index at the end of a three-year measurement period (see page 29 for a description of the terms of our NEO's PRSU awards).

•
In 2013, our financial performance did not meet the minimum thresholds for a payment under the 2013 Executive Bonus Plan, so neither Mr. Daane nor any of our other executive officers received a cash incentive for 2013.

How We Align Pay With Performance

Our executive compensation programs are intended to align our executive officers' interests with those of our stockholders by rewarding performance that meets or exceeds the financial goals established by the compensation committee. These goals are established with the objective of improving the company's performance and increasing stockholder value. Our executive officers' total compensation is comprised of a mix of base salary, annual cash incentive compensation, and long-term incentive compensation in the form of equity awards. Consistent with our compensation philosophy, the total compensation received by our executive officers will vary based on individual and corporate performance measured against annual and long-term performance goals. Additionally, because a large percentage of our executive officers' pay is comprised of equity awards, the value of their pay increases and decreases with fluctuations in our stock price.

Attributes of Our Pay-for-Performance Approach

• Our executives’ annual incentive compensation, and therefore their total compensation, varies significantly from year to year based on the company's annual financial performance, as well as individual performance against goals (see page 25). Because our 2013 financial performance did not meet the minimum levels established under our 2013 Executive Bonus Plan, neither Mr. Daane nor any of our executive officers received a cash incentive for 2013.

• Our executives’ total compensation is comprised of elements addressing both short-term and long-term financial performance (see page 25). Our cash bonus payouts align with the company's financial performance over the prior fiscal year, while our equity compensation aligns with long-term financial performance.

• A substantial percentage of the equity awards granted to our CEO and other NEOs in 2013 was performance-based: in the case of our CEO, 50% of the intended value was granted in the form of PRSUs and in the case of our CFO and other NEOs, 40% of the intended value was granted in the form of PRSUs (see page 29).

• The substantial majority of our NEOs' compensation in 2013 (84% in the case of our CEO) was in the form of equity compensation, which motivates our executives to increase stockholder value (see page 31).

Our pay-for-performance philosophy is reflected in the chart below, which depicts the composition of our CEO's targeted 2013 compensation.

CEO Targeted Pay Mix
Non-Equity Incentive (Bonus) 17%
Other 0%
Salary 12%
Perf. Based RSU Awards 35%
RSU Awards 36%

Our 2013 Executive Compensation Aligns With Our Financial Performance

Our 2013 corporate performance was a crucial factor in the compensation outcomes for 2013:

•
Operating margin is one of two key metrics for determining annual incentive awards under our executive bonus plan, which we refer to as the 2013 Bonus Plan. Operating margin in 2013 was 27.2%, resulting in a payout percentage of 0% for this performance metric under the 2013 Bonus Plan (see page 25).

•
Revenue growth is the second key metric for determining annual incentive awards. Because our revenues decreased 2.8% from 2012 to 2013, there was no payout under the 2013 Bonus Plan for this performance metric (see page 25).

•	Based on our financial performance in 2013, none of our executive officers received a cash incentive payment for 2013 (see page 25).
Good Governance Underpins Our Compensation Programs
Our compensation programs build upon our solid existing compensation governance framework and strong pay-for-performance practices, which are exemplified by:

•
A “no hedging” policy in our insider trading policy that prohibits our directors, named executive officers, and other executive officers from (1) hedging the economic interest in the Altera shares they hold, and (2) pledging or taking margin loans against Altera shares they hold.

•	The absence of perquisites other than those generally available to our employees.

•	Our review of compensation practices of our peers in designing compensation programs.

•	Our consideration of succession planning in making compensation decisions.

•	The compensation committee's engagement of its own independent consultant that does not provide any services to management and has no conflicts of interest.

•	Stock ownership guidelines for our CEO, CFO and other executive officers, as well as members of our board of directors.

•	A compensation recovery policy applicable to all our elected and appointed officers.

Compensation Philosophy and Objectives
The compensation committee is responsible for establishing all elements of our executive compensation programs in consultation with the independent members of our board of directors and the compensation committee's independent compensation consultant. Our compensation philosophy recognizes that we are in a highly competitive global industry that competes worldwide for the best talent. Continuing to develop and bring to market the products that drive our financial performance requires that we attract, motivate, and retain the best people on a worldwide basis. The compensation committee also seeks to establish compensation arrangements that drive stockholder value and that do not encourage excessive risk-taking. Consequently, when reviewing executive compensation programs each year, the compensation committee seeks to incentivize achievement of both short-term and long-term performance goals, such as achieving annual financial targets in the former case, and achieving stock price appreciation in the latter case. Due to the highly cyclical nature of the semiconductor industry, this may lead to years where financial results drive lower bonus and equity compensation, as was the case in 2013. Conversely, in years of rapid growth combined with strong individual and company performance, the bonus and equity results may be higher. The compensation committee strives to balance the company's short-term financial and operational results with the longer-term strategic decisions needed to maintain the company's growth and achieve long-term goals.
The primary objectives of our executive compensation program are to:

•	attract, motivate, and retain highly qualified executives;

•
align management and stockholder interests by tying a substantial percentage of executives' compensation, in the form of cash and long-term equity incentives, to the financial performance of the company (i.e., “pay-for-performance”);

•	reward superior performance by basing decisions regarding cash incentive compensation on the overall performance of executives, including performance against individual and group goals; and

•	compensate executives at levels competitive with peer companies.
In general, the types of compensation and benefits provided to our named executive officers are the same as those provided to most other employees, and include base salary, cash bonuses, equity awards, and other benefits. The amount and mix of compensation differs, however, depending on an executive's position, level of responsibility, experience, performance and geographic location.
The compensation committee does not have a pre-established policy or target for allocating between either cash and equity or short-term and long-term incentive compensation, nor do its decisions regarding one component of compensation necessarily influence decisions regarding other components. However, as an executive's level of responsibility increases, the percentage of total compensation represented by variable incentive compensation increases. Additionally, while the compensation committee considers internal equity in setting compensation, the company did not have formal internal equity guidelines applicable to 2013. The majority of executives' total compensation historically has been provided as long-term incentive compensation in the form of equity awards because the compensation committee believes that this is the most effective way to align executives' interests with those of our stockholders.
Process
On an annual basis, the compensation committee: (1) leads the independent members of the board of directors in a discussion and evaluation of the performance of the CEO; (2) evaluates and establishes the compensation of the CEO based on the CEO's self-assessment and the independent directors' assessment of the CEO's performance; and (3) evaluates and establishes the compensation of each executive officer based on his or her self-assessment, the recommendation of the CEO and its own assessment of the performance of each executive officer. The compensation committee makes compensation decisions for the other executive officers in the same way and using similar factors as with respect to the CEO.
Compensation decisions related to our annual performance review process are made based in part on an evaluation of the executive's contributions and performance, including achievement of individual and group goals that are established by each executive officer and reviewed with the board of directors prior to the start of the fiscal year. At the end of the year, each executive officer prepares a self-assessment of his or her performance against goals and on other accomplishments, which is presented to the board of directors. Additionally, the CEO provides input to the compensation committee on the performance of each executive officer.

In establishing and changing compensation paid to our executive officers, the compensation committee compares each element of compensation (base salary, bonus, and equity) paid to each executive officer to the compensation paid to executives in similar positions at the peer companies listed below. This comparison is based on data from the Radford Global Technology Survey and the Radford Global Sales Survey, which we refer to collectively as the Radford Survey, and, where available, reported proxy data. The compensation committee may also take into account Radford Survey data for a larger list of companies and other competitive compensation information provided by its consultant. For 2013, the compensation committee also considered Radford Survey data for high technology companies with revenues between $1 billion and $4.5 billion and market capitalizations between 0.25 to two times the company's 2012 market capitalization.

In making recommendations to the compensation committee regarding the compensation of other executive officers, the CEO takes into account the peer company data discussed in the previous paragraph together with his evaluation of the individual and relative performance of executive officers, the individual's scope of responsibility at and contributions to the company, the individual's succession potential, the executive officer's experience and the similarity or dissimilarity of responsibilities between the executive officer and peer company executives. The CEO's recommendations are reviewed and considered by the compensation committee in making its final decisions regarding executive compensation.

In order to retain the best talent and to reward superior performance, the compensation committee believes that it must maintain flexibility and judgment in making compensation decisions in light of the inherent limitations of competitive compensation data. While the compensation committee generally targets total cash compensation to fall between the 50th and 75th percentile of the total cash compensation paid to executives at peer companies, actual total cash compensation paid may be above or below the targeted range due to a number of factors, including but not limited to: company and individual performance, differences in responsibilities between executives at peer companies, executives' experience and tenure with the company, an executive's performance and contributions relative to other executives at the company, and succession planning considerations. The compensation committee also generally targets equity compensation to fall between the 50th and 75th percentile of the equity compensation paid to executives at peer companies, but the value of equity compensation awards to particular executives may be above or below the targeted range due to the factors listed above with regards to total cash compensation, as well as the following additional factors: perceived limitations in the compensation survey data as it relates to equity compensation; the executive's potential future contributions to the company, the executive's expected tenure, and the retention value, or holding power, of unvested equity compensation awards.
The companies that comprised our peer group for 2013 compensation decisions are:

•	Advanced Micro Devices, Inc.

•	Analog Devices, Inc.

•	Atmel Corporation

•	Autodesk, Inc.

•	Avago Technologies Limited

•	Broadcom Corporation

•	Cadence Design Systems, Inc.

•	Fairchild Semiconductor International, Inc.

•	KLA-Tencor Corporation

•	Lam Research Corporation

•	Linear Technology Group Ltd.

•	LSI Corporation

•	Marvell Technology Group Ltd.

•	Maxim Integrated Products, Inc.

•	Microchip Technology, Inc.

•	Nvidia Corporation

•	On Semiconductor Corporation

•	Skyworks Solutions, Inc.

•	Synopsys, Inc.

•	Teradyne, Inc

•	Xilinx, Inc.
The compensation committee reviews the composition of the peer group annually to ensure that the companies remain relevant for comparative purposes. The following criteria were used to develop the peer group for 2013 compensation decisions: each company must be an independent public corporation, headquartered in the United States, within the semiconductor industry or in a business related to the semiconductor industry, with revenues between $1 billion and $4.5 billion, or approximately 0.5 to 2.5 times the company's 2012 revenue, and market capitalization between 0.25 to two times the company's 2012 market capitalization.
In 2013, the compensation committee directly engaged Compensia as its compensation consultant to provide independent advice on executive compensation matters. Compensia provided insight into a wide range of external market factors, including: (1) current compensation trends; (2) market survey data and peer group practices; and (3) general observations on our executive compensation program, including program design alternatives.

The compensation committee considers all of this information and relies on each member's individual experience, knowledge of the company, knowledge of our peer companies, knowledge of the named executive officers, and business judgment in making decisions regarding executive compensation.
Components of Compensation
Our compensation program for executive officers, including named executive officers, consists of three elements: base salary, annual cash incentive award and long-term incentive compensation in the form of equity awards, which are summarized in the table below.

Compensation element	Key features	Purpose
Base salary	Fixed cash compensation that is based on scope of responsibilities, performance, experience, and competitive pay practices	Provides a fixed, baseline level of compensation
Cash incentive compensation	Cash payment tied to company and individual performance during the fiscal year. Includes any discretionary cash bonus in addition to annual cash incentive compensation
Rewards executives if Altera achieves or exceeds annual performance objectives and rewards individual contributions to the company's performance; discretionary bonuses, in addition to annual cash incentive compensation, are used in limited circumstances to reward exceptional contributions to the company's success and provide competitive compensation to attract and retain highly qualified executives

Long-term equity compensation	Equity compensation in the form of stock options, RSUs and/or PRSUs	Attracts, retains, and motivates executives to build stockholder value over the life of the equity award and provides retention value over the vesting term of the award

Base Salary
Salaries are intended to provide predictable, competitive compensation that aligns with our policy of attracting, motivating, and retaining highly qualified executives. The compensation committee establishes base salaries for our executives by considering the scope of their responsibilities, performance and accomplishments, as well as peer company compensation data. The compensation committee may also take into account an individual’s experience level, market factors and internal equity considerations. Base salaries are reviewed on an annual basis as part of our performance and compensation review process, and are modified by the compensation committee as appropriate based on the foregoing factors. In February 2013, the compensation committee determined that it was appropriate to increase the annual base salary of Mr. Howe to $375,000 from $350,000 and of Mr. Waters to $375,000 from $360,000, based on peer company compensation data for their positions.
Discretionary Bonus
The board of directors has discretion to award cash bonuses to our NEOs beyond those awarded pursuant to our annual cash incentive plan (which is referred to below as the 2013 Bonus Plan). The compensation committee did not award any discretionary cash bonuses to our NEOs in 2013.
Overview of 2013 Bonus Plan
In February 2013, the compensation committee adopted a bonus plan applicable to 2013, which we refer to as the 2013 Bonus Plan. The purpose of the 2013 Bonus Plan was to promote the interests of the company and its stockholders by providing key employees with financial rewards upon achievement of specified business objectives, as well as to help the company attract and retain key employees by providing compensation opportunities linked to performance results.

All of our executive officers were eligible to participate in the 2013 Bonus Plan. Payouts under the 2013 Bonus Plan were determined at the sole discretion of the compensation committee. In exercising its discretion, the compensation committee took into account (1) the company's operating income as a percentage of revenue for 2013, which we refer to as the operating margin metric; (2) the company's percent of revenue growth (as measured by net sales) in 2013 as compared to 2012, which we refer to as the revenue growth metric (collectively, with the operating margin metric, referred to as the financial performance metrics); and (3) the individual's performance during the year, as represented by an individual performance percentage.

Operating margin was defined as earnings before interest and other income, interest expense, and taxes (including the expense associated with the payout under the 2013 Bonus Plan) divided by net sales. For purposes of determining the operating margin metric and the revenue growth metric, "net sales" is defined consistently with the convention used in our reporting to the SEC. The compensation committee has discretion to exclude significant, non-recurring items, as well as amounts attributable to our non-qualified deferred compensation plan, from the calculation of the financial performance metrics. Significant non-recurring transactions are defined as items that could have a material effect on the outcome of the calculated bonus, are unusual in nature and occur infrequently. For purposes of the calculation, items are deemed to have a material effect if they have a positive or negative impact on operating margin income of greater than 1% of net sales or $10 million for the full year impact (net of any resulting dollar savings) of each type of unusual or infrequently occurring item (whether they occur in one or more transactions). Unusual in nature refers to those transactions or events that possess a high degree of abnormality and are of a type clearly unrelated to, or only incidentally related to, the ordinary and typical activities of Altera and the industry. Examples of significant, non-recurring items that the compensation committee may elect to exclude from the calculation of the financial performance metrics include, but are not limited to, the following: (1) restructuring charges as defined by United States Generally Accepted Accounting Provisions, or U.S. GAAP; (2) business combinations as defined by U.S. GAAP; (3) asset impairment or discontinuation of operations recognized under U.S. GAAP; and (4) earthquake, tsunami, flood, hurricane, typhoon, or fire resulting in an expense recognized under U.S. GAAP.
The financial performance metrics and potential payout percentages are specified in the table below. If the results of the financial performance metric fell between the amounts indicated, the potential payout percentage was calculated on a proportional basis.

Revenue Growth Percentage	Operating Margin Percentage	Potential Payout Percentage
Less than 3	Less than 33	—
3	33	10
4	34	30
5	35	50
6	36	70
7	37	95
8	38	100
9	39	110
10	40	120
11	41	140
12	42	170
13 or higher	43 or higher	200
In February 2014, the compensation committee certified that the operating margin metric for 2013 was 27.2%, and that revenue declined 2.8% in 2013, which resulted in a potential payout percentage of 0%. As a result of the company’s financial performance in 2013, the compensation committee decided not to award any cash incentive payments to executive officers for 2013.

As part of our annual performance review process, our compensation committee evaluated the performance of our CEO and other executive officers in 2013 and assigned an individual performance percentage. In evaluating performance, the compensation committee considered, among other factors, performance against individual and group goals that were generally established prior to the start of the fiscal year. However, in the case where an executive's responsibilities were changed, non-financial goals were added. Goals were not modified after the start of the fiscal year to compensate for unexpected changes in the company's financial performance. Our named executive officers' 2013 goals fell within the following categories:

•
Market share and financial goals. The goals in this category identified matters such as specific customers, categories of customers, and end market sub-segments we were targeting in order to increase revenue and market share vis-à-vis our competitors. They also related to achievement of key business metrics.

•	Sales and marketing plans, strategies, and campaigns. Many of the goals within this category related to our plans and strategies for increasing design wins that would result in future revenues.

•
Planned improvements in business processes, compliance, and profitability. The goals represented by this category included efficiency improvements in a broad range of business processes as well as financial compliance and controllership.

•
Product development plans, schedules and strategies. The goals within this category related to the timing of and contingencies for the development and release of future products as well as longer term strategic research initiatives.

•
Personnel and organizational matters. The goals within this category related to the individuals and departments that comprised our internal organization, including but not limited to succession planning, retention, diversity and employee-development plans.

We do not disclose the specific goals and objectives within the above categories because we believe such disclosure would cause us competitive harm in that it would reveal confidential future business plans and objectives. Nor do we disclose the weightings that applied to the goals; such information is confidential and would cause future competitive harm since the weightings indicate the priority we place on certain activities or programs. Moreover, such information is potentially misleading because an executive may have more than one goal within the above categories; as a result, the weighting applied to a particular category of goals would in fact be an accumulation of the weightings applied to individual goals.

Consistent with our compensation philosophy, payouts under our executive bonus plans vary substantially from year to year because the level of achievement against the financial performance metrics has varied considerably over the past several years and achievement against individual goals varies year to year and between executives. Our operating margin (including equity compensation expense and excluding amounts attributable to our non-qualified deferred compensation plan) was 41.1% in fiscal year 2011, 33.2% in 2012 and 27.2% in 2013. Revenue growth was 5.6% in fiscal year 2011, and revenue declined 13.6% in 2012 and 2.8% in 2013.

The table below indicates the actual payouts received (as a percentage of base salary) under the 2013 Bonus Plan and under prior non-equity incentive plans that had financial and individual performance metrics comparable to those in the 2013 Bonus Plan. The variation in payouts from year to year is consistent with the compensation committee's policy of tying variable, incentive compensation to the company's financial performance as well as individual performance.

Name	Year		Target Percentage (% of Base Salary)	Performance Against Financial Goals (% of Target)	Individual Performance Percentage	Actual Payout % Under Non-Equity Incentive Plan (% of Base Salary)
John P. Daane	2013		150.0	—	70.0	—
	2012		150.0	8.4	85.0	10.7
	2011		125.0	165.5	84.0	173.7

Ronald J. Pasek	2013		75.0	—	82.8	—
	2012		75.0	8.4	90.0	5.7
	2011		75.0	165.5	95.0	117.5

Scott A. Bibaud	2013		75.0	—	65.0	—
	2012		75.0	8.4	85.0	5.4
	2011		N/A	N/A	N/A	N/A

Bradley Howe	2013		75.0	—	69.0	—
	2012		N/A	N/A	N/A	N/A
	2011		N/A	N/A	N/A	N/A

Jeffrey W. Waters (1)	2013		75.0	—	76.0	—
	2012	(a)	75.0	8.4	100.0	6.3
	2012	(b)	75.0	—	—	—
	2011		N/A	N/A	N/A	N/A

(1) Because Mr. Waters' base salary was increased in June 2012, his fiscal 2012 bonus was calculated based on two separate time periods, which are reflected separately in the table: (a) January to May 2012 and (b) June to December 2012.

Overview of Equity Compensation for 2013

For 2013, each executive officer, including our NEOs, received a mix of RSUs and PRSUs to incentivize both retention and actions which may result in stock price appreciation. In the case of our CEO, the grant value was divided equally between RSUs and PRSUs; in the case of the other executive officers, the grant value was apportioned 40% to PRSUs and 60% to RSUs. The number of RSU shares covered by each grant is determined by dividing the dollar value intended to be granted by the average closing price of our stock over the quarter preceding the date of grant, less expected dividends, and then rounding that number to the nearest whole number. The value of these awards was determined by the compensation committee based on individual performance, peer group data and the compensation committee's assessment of the retention value of unvested and new equity awards. The difference in the value of the equity grants made to our executive officers was based on competitive peer group data for their respective positions, the compensation committee's assessment of each executive's potential future contribution to the company, succession planning considerations, and the retention value or holding power of prior awards.

The grant date and vesting commencement date of all RSU grants was May 6, 2013. The grant date of all PRSU grants was May 6, 2013. The exact number of shares that ultimately will be awarded to each executive officer under the PRSU grants will be based on the percentage points by which the company's total shareholder return (“TSR”) exceeds or falls below the TSR of the Philadelphia Semiconductor Index ("SOX") for a performance period beginning on May 6, 2013 and ending on May 6, 2016, as reflected by the following formula:

An officer will earn the target number of shares if our TSR tracks the SOX TSR for the performance period. The number of shares earned will increase or decrease by 2% of the target payout for each 1% by which the company exceeds or trails the SOX TSR. The minimum number of shares an officer may earn pursuant to a PRSU award will be 0% of the target number of shares, and the maximum number will be 200% of the target number of shares, as reflected in the table below:

Our compensation committee chose the company's performance against the SOX TSR as the metric for the PRSU grants because it is consistent with our long-term goal to outperform the semiconductor industry with better than average profitability and a growth rate of twice the industry, and our belief that this growth rate should be reflected in our return to stockholders. Any shares of our common stock earned under the PRSU grants will vest in full on May 31, 2016. The RSU and PRSU grants are conditioned upon each officer's continued employment with the company over the vesting period.

Other Benefits
Our executive officers who are located in the United States are eligible to receive benefits at the same level generally available to our U.S.-based employees. These benefits include: an employee stock purchase plan, medical benefits, life and accident insurance, payment of relocation expenses in certain circumstances and an annual 401(k) plan matching contribution of $4,500. In addition, executive officers are also eligible to participate in our non-qualified deferred compensation plan. Executive officers who are resident outside of the United Sates receive benefits similar to employees in the country where the executive officer resides. We do not provide any perquisites to our executive officers that are not generally available to our other employees.
Stock Ownership Guidelines
In September 2013, the compensation committee revised our stock ownership guidelines to align more closely the interests of our executive officers with those of our stockholders. The compensation committee increased stock ownership guidelines applicable to our CFO and, for the first time, imposed stock ownership guidelines on all of our other executive officers. The stock ownership guidelines provide that the CEO should own the lesser of (1) shares of our common stock with a value of four times his or her annual base salary, or (2) 100,000 shares of our common stock. The stock ownership guidelines provide that each of our other executive officers should own the lesser of (a) shares of our common stock with a value of two times his or her annual base salary, or (b) 20,000 shares of our common stock. In calculating whether the CEO or other executive officer has met the share ownership guidelines, fifty percent of the value of in-the-money stock options as well as shares of our common stock that are owned are taken into account.
Each executive officer has until the later of December 31, 2018 or five years after appointment to meet the stock ownership guidelines. In the case of an executive officer who is promoted to the position of CEO, he or she has until the latest of the following dates to meet the stock ownership guidelines: (1) December 31, 2018, (2) five years after appointment as an executive officer, or (3) three years after promotion to the position of CEO. The 90-day average stock price of our common stock as of December 31, 2018 and December 31st of each year thereafter will be used to calculate whether an executive officer has met the stock ownership guidelines. Any executive officer who previously met the stock ownership guidelines but who thereafter falls below the applicable guideline has two years to come into compliance.
As of the record date, our CEO owned 778,100 shares of our common stock (not including shares that he has the right to acquire within sixty days of the record date or shares that are subject to further vesting requirements), thereby meeting the guidelines. As of the record date, none of our other NEOs have served as an executive officer of the company for at least five years.
Other Compensation Considerations
Compensation Recovery Policy
In September 2013, the board adopted a compensation recovery policy applicable to all of our elected and appointed officers, which for purposes of the policy include employees with the title of vice president and above. The compensation recovery policy provides that the compensation committee will, in all appropriate circumstances, require the company to take steps to obtain reimbursement of any annual incentive payment or other incentive-based compensation, including equity-based awards, that was paid to a current or former officer of the company where: (1) the payment was based in whole or in part on financial information that was required to be reported under the Federal securities laws and that thereafter is the subject of a restatement of our financial statements filed with the SEC; (2) the compensation committee determines that the officer engaged in fraud or other intentional misconduct that caused or substantially contributed to the need for the restatement; (3) the payment made to the officer was higher than it should have been based on our financial statement as restated; and (4) the excess payment was made to the officer within three years prior to the date that the restated financial statements were filed with the SEC. In each such instance, we will, to the extent practicable and subject to all applicable laws, seek to recover from the current or former officer the amount by which the officer's incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results. In determining whether it is appropriate to recover any such excess payment, the compensation committee may take into account the cost of recovering the payment in comparison to the amount of the excess payment.
Deductibility of Executive Compensation
Under Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, we may not receive a federal income tax deduction for compensation paid to our CEO and our three most highly compensated employees, excluding the CFO (referred to in the Code as “covered persons”) to the extent that any of these covered persons receives renumeration of more than $1,000,000 in any one taxable year. However, if we pay compensation that is “performance-based” under Section 162(m), we can receive a federal income tax deduction for such compensation even if a covered person's renumeration exceeds $1,000,000 in a single year, subject to certain conditions. Our 2005 Plan is structured so that performance-based equity compensation deemed paid to covered persons in connection with the exercise of stock options and performance-based RSUs made under the plan will qualify as performance-based compensation that will not be subject to the deduction limitation. Although the compensation committee considers the deductibility requirements under Section 162(m) in structuring compensation payable to covered persons, in order to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the compensation committee has not adopted a policy that all compensation payable to covered persons must be deductible for federal income tax purposes. In addition, the compensation committee cannot ensure that compensation intended to qualify for deductibility under Section 162(m) will in fact be deductible because: (1) a number of requirements must be satisfied in order for the compensation to qualify; and (2) uncertainties as to the application and interpretation surrounding this provision currently exist.
Accounting for Stock-Based Compensation
We account for stock-based awards made to all employees and non-employee directors, including stock options, RSUs, and stock purchase rights granted pursuant to our equity compensation and stock purchase plans, in accordance with the requirements of FASB ASC Topic No. 718. For information on valuation assumptions, see Note 15 to our Consolidated Financial Statements in

Part II, Item 8, "Financial Statements and Supplementary Data" in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
Transactions in Company Securities
We have an insider trading policy, which, among other things, prohibits our executive officers and board members from pledging the company's securities or engaging in any speculative or hedging transactions in our securities such as purchasing puts, calls or similar rights to purchase or sell the company's securities.
Summary Compensation Table

The following table summarizes the total compensation paid to each of our named executive officers for 2013, comprised of our CEO, CFO, and our three other most highly compensated executive officers who were serving as executive officers at the end of 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)		Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total Compensation ($)
(a)	(b)	(c)	(d)		(e)		(f)	(g)	(h)		(i)
John P. Daane	2013	800,031	—		4,792,441	(2)	—	—	132,024	(3)	5,724,496
President, CEO and Chairman of the Board	2012	791,698	—		2,738,017		1,881,913	86,000	4,500		5,502,128
	2011	750,028	—		21,020,000		6,503,400	1,303,000	4,797		29,581,225
Ronald J. Pasek	2013	420,016	—		1,146,862	(2)	—	—	15,277	(4)	1,582,155
Senior Vice President, Finance and Chief Financial Officer	2012	416,683	—		594,803		250,925	24,000	4,575		1,290,986
	2011	400,015	—		1,093,040		468,245	470,000	4,618		2,435,918
Scott A. Bibaud (5)	2013	385,015	—		1,529,149	(2)	—	—	19,086	(6)	1,933,250
Senior Vice President, Communications and Broadcast Division	2012	223,111	200,000	(7)	1,415,302		585,013	12,000	96,759	(8)	2,532,185
Bradley Howe (9)	2013	370,847	—		1,242,442	(2)	—	—	64,760	(10)	1,678,049
Senior Vice President, Research and Development	—	—	—		—		—	—	—		—
Jeffrey W. Waters (11)	2013	372,514	—		1,529,149	(2)	—	—	7,918		1,909,581
Senior Vice President, Military, Industrial and Computing Division	2012	330,503	256,000	(12)	1,359,620		564,405	21,000	4,500		2,536,028

(1) Amounts reported in columns (e) and (f) reflect the aggregate grant date fair value of RSU and option awards granted in accordance with FASB ASC Topic 718. These amounts do not represent the actual amounts paid to or realized by the NEOs during 2013. See Note 15 to the Consolidated Financial Statements in Part II, Item 8, "Financial Statements and Supplementary Data" in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for additional information. Details of 2013 stock awards can be found in the "Grants of Plan-Based Awards During 2013" table Details regarding the 2013, 2012 and 2011 stock awards that are still outstanding can be found in the "2013 Outstanding Equity Awards at Fiscal Year End" table.

(2) Represents RSU and PRSU grants as described in the "Overview of Equity Compensation for 2013" section on page 29 and in Note (5) of the "Grants of Plan-Based Awards During 2013" table on page 33. The maximum potential value of the PRSU grant is $4,861,620, $933,428, $1,244,570, $1,011,246 and $1,244,570 for Messrs. Daane, Pasek, Bibaud, Howe and Waters, respectively.

(3) Amount reflects a vacation payout of $120,512, taxable reimbursed business meeting and travel related expenses of $7,012 and a company 401(k) match of $4,500.

(4) Amount reflects a vacation payout of $10,702, a company 401(k) match of $4,500 and a heath evaluation incentive of $75.

(5) Mr. Bibaud joined the company in June 2012 and did not have 2011 compensation.

(6) Amount reflects a vacation payout of $10,217, taxable reimbursed business meeting and travel related expenses of $4,369 and a company 401(k) match of $4,500.

(7) Represents a sign-on bonus for Mr. Bibaud.

(8) Amount reflects the reimbursement of relocation costs of $92,259 to Mr. Bibaud, and a company 401(k) match of $4,500.

(9) Mr. Howe was not a NEO in 2012 and 2011; consequently, disclosure of his 2012 and 2011 compensation is not required.

(10) Amount reflects a vacation payout of $60,185, a company 401(k) match of $4,500 and a heath evaluation incentive of $75.

(11) Mr. Waters joined the company in January 2012 and did not have 2011 compensation. Mr. Waters' annual base salary was increased to $360,000 on June 4, 2012.

(12) Represents a sign-on bonus for Mr. Waters.

Grants of Plan-Based Awards During 2013
The following table sets forth information with respect to our 2013 Bonus Plan as well as RSU and PRSU awards made during 2013 to our named executive officers.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($) (4)
Name	Grant Date (1)	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)		(m)
John P. Daane	5/6/2013	2/4/2013	—	—	—	—	—	—	73,594	—	—		2,361,631
	5/6/2013	2/4/2013	—	—	—	—	73,594	147,188	—	—	—		2,430,810	(5)
	N/A	N/A	—	1,200,000	3,000,000	—	—	—	—	—	—	—	—
Ronald J. Pasek	5/6/2013	2/4/2013	—	—	—	—	—	—	21,195	—	—		680,148
	5/6/2013	2/4/2013	—	—	—	—	14,130	28,260	—	—	—		466,714	(5)
	N/A	N/A	—	315,000	787,500	—	—	—	—	—	—		—
Scott A. Bibaud	5/6/2013	2/4/2013	—	—	—	—	—	—	28,260	—	—		906,863
	5/6/2013	2/4/2013	—	—	—	—	18,840	37,680	—	—	—		622,285	(5)
	N/A	N/A	—	288,750	721,875	—	—	—	—	—	—		—
Bradley Howe	5/6/2013	2/4/2013	—	—	—	—	—	—	22,961	—	—		736,818
	5/6/2013	2/4/2013	—	—	—	—	15,308	30,616	—	—	—		505,623	(5)
	N/A	N/A	—	281,250	703,125	—	—	—	—	—	—		—
Jeffrey W. Waters	5/6/2013	2/4/2013	—	—	—	—	—	—	28,260	—	—		906,863
	5/6/2013	2/4/2013	—	—	—	—	18,840	37,680	—	—	—		622,285	(5)
	N/A	N/A	—	281,250	703,125	—	—	—	—	—	—		—

(1) The RSUs granted on May 6, 2013 were valued at $32.09 per share (the closing price of our common stock as reported on NASDAQ on that date, less the foregone annual dividend).

(2) The amounts reported in columns (d)-(f) reflect the minimum, target and maximum payment amounts that the NEOs could have received under the 2013 Bonus Plan, depending on performance against the metrics described in further detail in the "Overview of 2013 Bonus Plan" section on page 25. The amounts range from zero to a cap based on a certain percentage of the NEO's base salary. The applicable caps are as follows: 375% for Mr. Daane and 187.5% for each of Messrs. Pasek, Bibaud, Howe and Waters.

(3) Represents the number of RSUs awarded to each NEO pursuant to our 2005 Plan, as described in further detail in the "Overview of Equity Compensation for 2013" section on page 29.

(4) Represents the aggregate grant date fair value of RSU, PRSU and option awards in accordance with FASB ASC Topic No. 718. These amounts do not represent the actual amounts paid to or realized by the NEOs during fiscal 2013. The grant date fair value of the performance-based RSUs included in these amounts also represents the maximum fair value (assuming that all performance conditions will be achieved). See Note 15 to the Consolidated Financial Statements in Part II, Item 8, "Financial Statements and Supplementary Data" in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for additional information.

(5) Represents PRSU grant as described in the "Overview of Equity Compensation for 2013" section on page 29. The grant date fair value was based upon the target shares. See Note (4) for valuation methodology.

Option Exercises and Stock Vested in 2013
The following table provides information regarding stock option exercises and RSUs that vested in 2013.

	Option Awards (1)		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
John P. Daane	—	—	231,250	8,167,975
Ronald J. Pasek	37,500	453,716	38,157	1,285,687
Scott A. Bibaud	—	—	10,343	367,797
Bradley Howe	—	—	12,950	448,241
Jeffrey W. Waters	—	—	9,103	310,563

(1) Reflects exercise of stock options and proceeds received pursuant to our 1996 Stock Option Plan (which was replaced by the 2005 Plan in May 2005) or our 2005 Plan. The value realized on exercise of options represents the difference between the per share exercise price and the closing per share price of our common stock on the date of exercise, multiplied by the number of shares of our common stock to which the exercise of the options related. The value realized on vesting of RSUs represents the number of shares vested multiplied by the closing per share price of our common stock on the date of vest.

Outstanding Equity Awards at 2013 Year-End
The following table provides information regarding outstanding equity awards, including stock options, RSUs and PRSUs, and applicable market values held by our named executive officers at the end of 2013.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)	(i)	(j)		(k)
John P. Daane	1/10/2006	300,000	—	—	19.55	1/10/2016		—	—	—		—
	2/19/2010	—	—	—	—	—		13,125	426,694	—		—
	2/19/2010	—	—	—	—	—		30,625	995,619	—		—
	2/25/2011	180,000	180,000	—	42.63	2/25/2021		—	—	—		—
	2/25/2011	70,000	70,000	—	42.63	2/25/2021		—	—	—		—
	2/25/2011	—	—	—	—	—		49,000	1,592,990	—		—
	2/25/2011	—	—	—	—	—		201,000	6,534,510	—		—
	5/7/2012	43,575	130,723	—	33.31	5/7/2022		—	—	—		—
	7/30/2012	—	—	—	—	—		—	—	66,489	(4)	2,161,557
	5/6/2013	—	—	—	—	—		—	—	73,594	(5)	2,392,541
	5/6/2013	—	—	—	—	—		73,594	2,392,541			—
Ronald J. Pasek	2/1/2010	15,625	3,125	—	21.88	2/1/2020		—	—	—		—
	2/1/2010	—	—	—	—	—		10,000	325,100	—		—
	11/1/2010	—	—	—	—	—		3,750	121,913	—		—
	2/25/2011	18,000	18,000	—	42.63	2/25/2021		—	—	—		—
	2/25/2011	—	—	—	—	—		13,000	422,630	—		—
	5/7/2012	5,810	17,430	—	33.31	5/7/2022		—	—	—		—
	5/7/2012	—	—	—	—	—		13,722	446,102	—		—
	5/6/2013	—	—	—	—	—		21,195	689,049	—		—
	5/6/2013	—	—		—	—		—	—	14,130	(5)	459,366
Scott A. Bibaud	7/30/2012	13,300	39,897	—	35.21	7/30/2022		—	—	—		—
	7/30/2012	—	—	—	—	—		31,028	1,008,720	—		—
	5/6/2013	—	—	—	—	—		28,260	918,733	—		—
	5/6/2013	—	—	—	—	—		—	—	18,840	(5)	612,488
Bradley Howe	8/2/2010	—	—	—	—	—		2,500	81,275	—		—
	7/18/2011	—	—	—	—	—		5,500	178,805	—		—
	5/7/2012	2,324	6,972	—	33.31	5/7/2022		—	—	—		—
	5/7/2012	3,486	10,458	—	33.31	5/7/2022		—	—	—		—
	5/7/2012	—	—	—	—	—		5,488	178,415	—		—
	5/7/2012	—	—	—	—	—		8,233	267,655	—		—
	5/6/2013	—	—	—	—	—		22,961	746,462	—		—
	5/6/2013	—	—	—	—	—		—	—	15,308	(5)	497,663
Jeffrey W. Waters	1/30/2012	8,500	25,500	—	39.76	1/30/2022		—	—	—		—
	1/30/2012	—	—	—	—	—		18,000	585,180	—		—
	7/30/2012	3,990	11,969	—	35.21	7/30/2022		—	—	—		—
	7/30/2012	—	—	—	—	—		9,308	302,603	—		—
	5/6/2013	—	—	—	—		—	28,260	918,733	—		—
	5/6/2013	—	—	—	—		—	—	—	18,840	(5)	612,488

(1) Stock options are exercisable in accordance with the vesting schedule below:
Name	Grant Date	Vesting
John P. Daane	2/25/2011	90,000 options vested on each of 2/25/2012, 2/25/2013 and 2/25/2014. 90,000 options will vest on 2/25/2015.
	2/25/2011	35,000 options vested on each of 7/31/2012 and 7/31/2013. 35,000 options will vest on each of 7/31/2014 and 7/31/2015.
	5/7/2012	43,575 options vested on 5/14/2013. 43,575 options will vest on 5/14/2014. 43,574 options will vest on each of 5/14/2015 and 5/14/2016.
Ronald J. Pasek	2/1/2010	71,875 options were vested as of 12/31/2013. The remaining 3,125 options vested on 1/1/2014 and 2/1/2014, equally.
	2/25/2011	9,000 options vested on options vested on each of 7/31/2012 and 7/31/2013. 9,000 options will vest on each of 7/31/2014 and 7/31/2015.
	5/7/2012	5,810 options vested on 5/14/13. 5,810 options will vest on each of 5/14/2014, 5/14/2015 and 5/14/2016.
Scott A. Bibaud	7/30/2012	13,300 options vested on 7/31/2013. 13,299 options will vest on each of 7/31/2014, 7/31/2015 and 7/31/2016.
Bradley Howe	5/7/2012	2,324 options vested on 5/14/13. 2,324 options will vest on each of 5/14/2014, 5/14/2015 and 5/14/2016.
	5/7/2012	3,486 options vested on 5/14/13. 3,486 options will vest on each of 5/14/2014, 5/14/2015 and 5/14/2016.
Jeffrey W. Waters	1/30/2012	8,500 options vested on each of 1/30/2013 and 1/30/2014. 8,500 options will vest on each of 1/30/2015 and 1/30/2016.
	7/30/2012	3,990 options vested on 7/31/2013. 3,990 options will vest on each of 7/31/2014 and 7/31/2015. 3,989 options will vest on 7/31/2016.

(2) RSUs vest as follows:
Name	Grant Date	Vesting
John P. Daane	2/19/2010	13,125 RSUs vested on each of 7/31/2011, 7/31/2012 and 7/31/2013. 13,125 RSUs will vest on 7/31/2014.
	2/19/2010	30,625 RSUs vested on each of 7/31/2011, 7/31/2012 and 7/31/2013. 30,625 RSUs will vest on 7/31/2014.
	2/25/2011	24,500 RSUs vested on each of 7/31/2012 and 7/31/2013. 24,500 RSUs will vest on each of 7/31/2014 and 7/31/2015.
	2/25/2011	100,500 RSUs vested on each of 2/25/2012, 2/25/2013 and 2/25/2014. 100,500 RSUs will vest on 2/25/2015.
	5/6/2013	18,399 RSUs will vest on each of 5/14/2014 and 5/14/2015. 18,398 RSUs will vest on each of 5/14/2016 and 5/14/2017.
Ronald J. Pasek	2/1/2010	10,000 RSUs vested on each of 1/30/2011, 1/29/2012, 1/30/2013 and 1/30/2014.
	11/1/2010	3,750 RSUs vested on each of 10/30/2011, 10/30/2012 and 10/30/2013. 3,750 RSUs will vest on 10/30/2014.
	2/25/2011	6,500 RSUs vested on each of 7/31/2012 and 7/31/2013. 6,500 RSUs will vest on each of 7/31/2014 and 7/31/2015.
	5/7/2012	4,574 RSUs vested on 5/14/2013. 4,574 RSUs will vest on each of 5/14/2014, 5/14/2015 and 5/14/2016.
	5/6/2013	5,299 RSUs will vest on each of 5/14/2014, 5/14/2015 and 5/14/2016. 5,298 RSUs will vest on 5/14/2017.
Scott A. Bibaud	7/30/2012	10,343 RSUs vested on 07/31/2013. 10,343 RSUs will vest on each of 7/31/2014 and 7/31/2015. 10,342 RSUs will vest on 7/31/2016.
	5/6/2013	7,065 RSUs will vest on each of 5/14/2014, 5/14/2015, 5/14/2016 and 5/14/2017.
Bradley Howe	8/2/2010	2,500 RSUs vested on each of 7/31/2011, 7/31/2012 and 7/31/2013. 2,500 RSUs will vest on 7/31/2014.

	7/18/2011	2,750 RSUs vested on each of 7/31/2012 and 7/31/2013. 2,750 RSUs will vest on each of 7/31/2014 and 7/31/2015.
	5/7/2012	1,830 RSUs vested on 5/14/2013. 1,830 RSUs will vest on 5/14/2014. 1,829 RSUs will vest on each of 5/14/2015 and 5/14/2016.
	5/7/2012	2,745 RSUs vested on 5/14/2013. 2,745 RSUs will vest on 5/14/2014. 2,744 RSUs will vest on each of 5/14/2015 and 5/14/2016.
	5/6/2013	5,741 RSUs will vest on 5/14/2014. 5,740 RUSs will vest on each of 5/14/2015, 5/14/2016 and 5/14/2017.
Jeffrey W. Waters	1/30/2012	6,000 RSUs vested on each of 1/30/2013 and 1/30/2014. 6,000 RSUs will vest on each of 1/30/2015 and 1/30/2016.
	7/30/2012	3,103 RSUs vested on 7/31/2013. 3,103 RSUs will vest on each of 7/31/2014 and 7/31/2015. 3,102 RSUs will vest on 7/31/2016.
	5/6/2013	7,065 RSUs will vest on each of 5/14/2014, 5/14/2015, 5/14/2016 and 5/14/2017.

(3) Amounts reflecting the market value of RSUs and PRSUs are based on the price of $32.51 per share, which was the closing price of our common stock as reported on NASDAQ on December 31, 2013.
(4) Represents CEO PRSU grant in 2012. 66,489 PRSUs will vest on 8/31/2015, if certain performance conditions are met.
(5) Represents PRSU grant as described in further detail in the "Overview of Equity Compensation for 2013" section on page 29 and Note (5) of the "Grants of Plan-Based Awards During 2013" table on page 33. These PRSUs will vest on 5/31/2016, if certain performance conditions are met.

Non-Qualified Deferred Compensation
All of our employees in director-level and above positions, including our named executive officers, are eligible to defer a portion of their base salary, annual cash incentive compensation, and/or sales incentives into our Non-Qualified Deferred Compensation Plan, which we refer to as the Deferred Compensation Plan. We do not pay any additional compensation or guarantee minimum returns to any participant in the Deferred Compensation Plan. We incur only incidental expenses to administer the Deferred Compensation Plan. We may obtain a tax benefit based on payment of a participant's compensation, but any benefit is delayed until funds (including earnings or losses on the amounts invested pursuant to the plan) are eventually distributed.
Pursuant to the Deferred Compensation Plan, eligible employees can defer: (1) up to 100% of their base salary, annual cash incentive compensation, and/or sales incentives if the employee does not participate in our 401(k) plan, and (2) up to 65% of their base salary and annual cash incentive compensation and up to 80% of their sales incentives if the employee participates in our 401(k) plan. In general, deferral elections are made in November of each year for amounts to be earned in the upcoming year. Participants may invest amounts in individual stocks or funds available under the Deferred Compensation Plan (in general, those traded on a nationally recognized exchange), with the exception of investing in securities of Altera, Xilinx, Inc., or Lattice Semiconductor Corporation. Plan earnings are calculated by reference to actual earnings of mutual funds or other securities chosen by individual participants.
Except for a change in control or certain unforeseeable emergencies (as defined in the Deferred Compensation Plan), benefits are not distributed until a “distribution event” has occurred. At the election of each participant, the distribution event may be: (1) the attainment of a specified date or age; (2) the earlier of a specified date or age, or termination; or (3) termination of employment. Distributions can be made in the form of cash or in kind, and the method of distribution can be a lump sum payment or annual installments (not to exceed ten years).
The following table provides information regarding contributions, earnings, and the aggregate balance of non-qualified deferred compensation for our named executive officers in 2013.

Name	Executive Contributions in Last FY ($) (2)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (3)
(a)	(b)	(c)	(d)	(e)	(f)
John P. Daane (1)	—	—	—	—	—
Ronald J. Pasek (1)	—	—	—	—	—
Scott A. Bibaud (1)	—	—	—	—	—
Bradley Howe	142,868.31	—	174,315.07	—	1,483,061.21
Jeffrey W. Waters (1)	—	—	—	—	—

(1) Messrs. Daane, Pasek, Bibaud and Waters did not participate in our Deferred Compensation Plan in 2013.

(2) To the extent that a contribution was made from base salary, that amount is also included in the 2012 amounts shown in column (c) of the "Summary Compensation Table" on page 31. Contributions made from cash incentive compensation and/or sales incentives are reflected in the fiscal 2012 amounts shown in column (g) of the "Summary Compensation Table" because such amounts were earned in fiscal 2011 but paid, and therefore contributed, in 2012.

(3) Amounts shown in column (f) were previously reported as salary and/or cash incentive compensation in 2012 and prior fiscal years and also reflect applicable earnings and distributions.

Equity Compensation Plan Information
The following table provides information as of December 31, 2013 regarding equity compensation plans approved and not approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($/Sh) (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	10,101,131	(1) (2)	28.51	(3)	21,954,773	(4)
Equity Compensation Plans Not Approved by Security Holders	64,089	(5)	7.21		—
Total	10,165,220		25.81		21,954,773

(1) Includes shares subject to outstanding options granted under our 2005 Equity Incentive Plan (“2005 Plan”) and prior equity incentive plans no longer in effect.

(2)     Includes 6,065,198 RSUs and 654,052 PRSUs granted under our 2005 Plan. The 654,052 PRSUs represent the maximum estimated payouts as described in the "Overview of Equity Compensation for 2013" section on page 29.

(3) This weighted-average exercise price does not include outstanding restricted stock units.

(4) Consists of 18,830,587 shares available for future issuance under our 2005 Plan and 3,124,186 shares available for future issuance under our 1987 Employee Stock Purchase Plan.

(5)     Consists of shares to be issued upon exercise of outstanding options under the 2010 Amended and Restated Stock Option Plans assumed by us in connection with our acquisitions of Avalon Microelectronics, Inc. in December 2010 and Enpirion, Inc. in May 2013.

Compensation Committee Report
The compensation committee operates under a written charter adopted by our board of directors. The charter is available under “Corporate Governance” in the "Investor Relations" section of our website at www.altera.com, or by calling our Investor Relations Department at (408) 544-7000, or by writing us at Investor Relations, Altera Corporation, 101 Innovation Drive, San Jose, California 95134.
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
John Shoemaker, Chair
Kevin McGarity, Member
Krish A. Prabhu, Member
Shane V. Robison, Member
COMPENSATION COMMITTEE

Risk Assessment of Compensation Programs
The compensation committee considers potential risks when reviewing and approving compensation programs. We have designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk-taking. The following features have been incorporated in our executive compensation programs:

•
A balanced mix of compensation components. The target compensation mix for our executive officers is composed of base salary, annual cash incentives and long-term equity incentives, representing a mix that is not overly weighted toward short-term cash incentives.

•
Multiple performance factors. Our incentive compensation plans take into account both company-wide metrics and individual performance, which encourages focus on the achievement of personal objectives for the overall benefit of the company. The 2013 annual cash incentive awards were dependent on two performance metrics, operating margin and revenue growth, as well as individual goals related to specific strategic or operational objectives. Individual and group goals are annually reviewed with the board of directors. Long-term incentives are equity-based, with vesting over a minimum period of three years to complement our annual cash incentive compensation.

•	Capped incentive awards. 2013 annual cash incentive awards are capped at 250% of target.

•
Stock ownership guidelines. Guidelines call for significant share ownership by our CEO, CFO and other executive officers, which aligns the interests of these executives with the long-term interests of stockholders.

•
Compensation recovery policy. Our compensation recovery policy provides that the compensation committee will require the company to take steps to obtain reimbursement of any annual incentive payment or other incentive-based compensation, including equity-based awards, that was paid to a current or former officer of the company in certain circumstances.

Additionally, the compensation committee considered an assessment of compensation-related risks for all of our employees when reviewing and approving our compensation programs. Based on this assessment, the compensation committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the company. In making this determination, the compensation committee reviewed the key design elements of our compensation programs, as well as the means by which any potential risks may be mitigated, such as through our internal controls and oversight by management and the board of directors. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives to conclude that such incentive programs do not encourage excessive risk-taking.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.
Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that, during the year ended December 31, 2013, all Section 16(a) filing requirements applicable to our officers, directors, and ten percent stockholders were timely met, except that the Form 4 associated with the vesting of RSUs of Ms. Wang, our director, was filed late and the Form 4 associated with the sale of 683 shares of common stock sold in one lot and 5,302 shares of common stock sold in one lot by Mr. Howe, our Senior Vice President, Research and Development, was filed late.
Audit Committee Report
The audit committee operates under a written charter adopted by our board of directors. The charter is available under “Corporate Governance” in the "Investor Relations" section of our website at www.altera.com, or by calling our Investor Relations Department at (408) 544-7000, or by writing us at Altera Corporation, 101 Innovation Drive, San Jose, California 95134, Attn: Investor Relations.
In general, the audit committee charter sets forth:

•	the scope of the audit committee's responsibilities and the means by which it carries out those responsibilities;

•	the external auditor's accountability to the board of directors and the audit committee; and

•	the audit committee's responsibility to monitor the independence of the external and internal auditors.
Management is responsible for: (1) preparation, presentation, and integrity of our consolidated financial statements; (2) selection of accounting and financial reporting principles; and (3) maintenance of effective internal control over financial reporting and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. PricewaterhouseCoopers LLP, our external auditor, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with auditing standards of the Public Accounting Oversight Board (United States).
The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the external auditor. Rather, the audit committee serves a board-level oversight role, providing advice, counsel, and direction to management and the external auditor on the basis of the information it receives, discussions with management and the external auditor, and the experience of the audit committee's members in business, financial, and accounting matters.
The audit committee members have relied, without independent verification, on management's representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S., and that the company maintained effective internal control over financial reporting as of December 31, 2013. The audit committee's oversight role does not provide it with an independent basis to determine whether management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions with management and the internal and external auditor do not assure that our consolidated financial statements are presented in accordance with accounting principles generally accepted in the U.S., nor that the audit of our financial statements has been carried out in accordance with auditing standards of the Public Accounting Oversight Board (United States).
Among other matters, the audit committee monitors the activities and performance of our external auditor, including the audit scope, external audit fees, auditor independence, and the extent to which the external auditor may be retained to perform non-audit services. The audit committee has sole responsibility to retain and replace our external auditor. The audit committee formally reviews the performance of the external auditor on an annual basis to determine whether rotation of audit firms is appropriate. The audit committee also reviews the results of the external auditor's work with regard to the adequacy and appropriateness of our financial reporting, accounting, and internal controls.
Audit Fees Pre-Approval Policy
The audit committee has adopted a pre-approval policy that requires the audit committee to pre-approve all audit, audit-related, and permissible non-audit services performed by the external auditor. At the beginning of each fiscal year, management and the external auditor seek the audit committee's approval of a specified list of the services the external auditor intends to perform. Any service not included in the list of services must be submitted to the audit committee for pre-approval before work may begin. The chair of the audit committee, or any other committee member in the chair's absence, may approve additional services and/or an increase in the amount of fees for services to be performed by the external auditor.
Unless otherwise performed by a comparable body of the board of directors, the audit committee must review and approve all related-person transactions as such term is defined by the SEC and NASDAQ.
Review with Management
The audit committee reviewed and discussed our audited consolidated financial statements with management. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the U.S.
Review and Discussions with Independent Registered Public Accounting Firm
During 2013, the audit committee held meetings with management and the external auditor to discuss the overall scope and plan for the audit. The audit committee also met with our internal and external auditors, with and without management present, to discuss the results of its independent audit and evaluation of the effectiveness of our internal control over financial reporting. In addition, the audit committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2013 and held discussions with management and the external auditor on the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our consolidated financial statements. The audit committee reviewed and discussed with management and the internal and external auditors, management's report on the company's internal control over financial reporting and PricewaterhouseCoopers LLP's audit report on the effectiveness of the company's internal control over financial reporting.

The audit committee and PricewaterhouseCoopers LLP have discussed the matters required by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements and other matters relating to the external auditor's judgments about the acceptability and quality of our accounting principles.
The audit committee has discussed with PricewaterhouseCoopers LLP its independence from us and our related entities, including the matters in the written disclosures from PricewaterhouseCoopers LLP required by the Public Company Accounting Oversight Board Rule 3526. In addition, the audit committee also determined that the provision of those services set forth in the table below is compatible with maintaining the independence of PricewaterhouseCoopers LLP.
Conclusion
Based on its review and discussions with management as well as our internal and external auditor, the audit committee recommended to the board of directors that the audited consolidated financial statements and management's report on internal control over financial reporting be included in the company's Annual Report on Form 10-K.
Elisha W. Finney, Chair
A. Blaine Bowman, Member
T. Michael Nevens, Member
AUDIT COMMITTEE
No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, or the Securities Act, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that we specifically incorporate this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.
Audit, Audit-Related, Tax Fees and All Other Fees
The following table sets forth the types of services and aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for 2013 and 2012:

Description of Services	2013	2012
Audit Fees (1)	$1,839,997	$1,778,500
Audit-Related Fees (2)	$115,000	$159,200
Tax Fees (3)	$504,334	$486,272
All Other Fees (4)	$—	$37,190
Total	$2,459,331	$2,461,162

(1) The services relate to the annual audit, including the integrated audit of internal control over financial reporting, the reviews of the company's quarterly reports on Form 10-Q and statutory audits required internationally.

(2) Primarily relates to services related to our bond offering in 2012 and 2013.

(3) Relates to services for tax return compliance and examination services.

(4) Primarily includes fees for management advisory services and certain employee benefit matters.
Certain Relationships and Related-Party Transactions
The board of directors has adopted written policies and procedures for reviewing, approving, and monitoring transactions involving us and “related persons.” The policy covers: (1) any transaction or series of transactions in which we or any of our subsidiaries was or is to be a participant; (2) in which the amount involved exceeds $120,000; and (3) in which a “related person” had or will have any material interest. “Related persons” include directors and executive officers (or their immediate family members), or stockholders who own more than five percent of our outstanding common stock (or their immediate family members).
On an annual basis, all directors and executive officers must respond to a questionnaire requiring disclosure of any related person transactions, arrangements or relationships (including indebtedness). In addition to these annual reviews, the affected director, executive officer, and our management are required to bring these matters to the attention of the Chairman of the Board, the lead independent director, or the Secretary of the company in advance (or, if not practicable, as promptly as possible). Those persons subsequently decide whether the matter should be brought to the board of directors or to a committee of the board; the board or a committee consisting solely of independent members then reviews the particular transaction.
In performing its review, the board (or applicable committee) considers all relevant standards in determining whether the transaction is in the best interests of the company, including, as applicable: (1) our business interest in entering into the transaction; (2) whether the transaction is made or entered into in the ordinary course of business; (3) whether the transaction is made on substantially the same terms as other comparable transactions involving us and unrelated third parties; (4) the potential for the transaction to lead to an actual or apparent conflict of interest; and (5) alternatives to entering into the transaction with the related person.

PROPOSAL ONE - ELECTION OF DIRECTORS
The board of directors has nominated the following directors to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified: John P. Daane, A. Blaine Bowman, Elisha W. Finney, Kevin McGarity, T. Michael Nevens, Krish A. Prabhu, Shane V. Robison, John Shoemaker and Thomas H. Waechter. At the annual meeting, proxies cannot be voted for a greater number of individuals than the nine nominees named in this proxy statement. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the board's nominees. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy holders will vote for a nominee designated by the present board to fill the vacancy.

Vote Required and Board of Directors' Recommendation
Those nominees who receive a majority of the votes cast shall be elected as directors. Any nominee who does not receive a majority of the votes cast shall tender his or her resignation to the board of directors, and the board of directors shall act on such resignation as specified above in “Directors and Corporate Governance.” Our board of directors recommends that the stockholders vote “FOR” the nominees listed above.

PROPOSAL TWO - APPROVAL OF AMENDMENT TO 2005 EQUITY INCENTIVE PLAN
At the annual meeting, stockholders are requested to approve an amendment to the 2005 Equity Incentive Plan (the "2005 Plan") to (i) extend the term of the plan, (ii) increase by 3,000,000 the number of shares of common stock reserved for issuance under the plan and (iii) make certain other changes as described in more detail below.
Summary
The 2005 Plan was adopted by our board of directors in March 2005 and approved by our stockholders on May 10, 2005. The 2005 Plan replaced the 1987 Stock Option Plan and the 1996 Stock Option Plan, which we collectively refer to as the prior plans. As originally adopted, the 2005 Plan had 3,000,000 shares of common stock reserved for issuance, plus all available but unissued shares under the prior plans. In addition, shares subject to awards granted under the prior plans that were outstanding on the effective date of the 2005 Plan and that were subsequently canceled, forfeited, settled in cash or that expired by their terms were returned to the pool of shares available for grant and issuance under the 2005 Plan. Stockholders approved amendments to the 2005 Plan to increase the number of shares reserved for issuance under the plan in 2006, 2008, 2009, 2010, 2011 and 2012. On May 6, 2013, our stockholders approved an amendment to the 2005 Plan to increase by 3,000,000 shares the number of shares of common stock reserved for issuance under the 2005 Plan. As of the record date, 9,545,212 stock options had been granted, 25,140,477 restricted stock units ("RSUs") and performance based restricted stock units ("PRSUs") had been granted, options to purchase an aggregate of 2,463,089 shares were outstanding, an aggregate of 6,179,749 unvested RSUs were outstanding, and 18,789,441 shares were available for future grant under the 2005 Plan.
The 2005 Plan authorizes the board of directors or a committee of the board to grant the following types of equity to eligible employees, directors, and consultants of the company: non-qualified and incentive stock options, stock appreciation rights ("SARs"), restricted stock, RSUs (including performance-based RSUs) and stock bonus awards. The 2005 Plan is structured to provide the board of directors with broad discretion in creating equity incentives to assist us in attracting, retaining, and motivating the best available personnel for the successful conduct of our business. The board of directors believes that an extension of the term of the 2005 Plan and an increase in the number of shares reserved for issuance under the 2005 Plan is necessary to attract and hire new employees, to motivate and retain existing employees, and to ensure that a sufficient number of shares are available for equity grants assumed or granted in connection with acquisitions we may undertake.
In March 2014, the board approved an amendment to the 2005 Plan, subject to stockholder approval, to extend the term of the 2005 Plan from March 8, 2015 to March 17, 2024. The proposed amendments provide that the 2005 Plan will terminate ten years following the earlier of (i) the date it was adopted by the board on March 17, 2014 or (ii) the date it became effective upon approval by the stockholders of the company, unless sooner terminated by the board. In March 2014, the board also approved an amendment to the 2005 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance by 3,000,000, thereby increasing the total number of shares issuable under the 2005 Plan from 74,118,743 to 77,118,743. The total number of shares issuable under the 2005 Plan includes shares subject to awards granted under the prior plans that were outstanding on the effective date of the 2005 Plan and that were subsequently canceled, forfeited, settled in cash or that expired by their terms and thereafter returned to the pool of shares available for grant and issuance under the 2005 Plan. Subject to stockholder approval, we plan to register the additional 3,000,000 shares reserved under the 2005 Plan on a Registration Statement on Form S-8.
The other principal amendments to the 2005 Plan approved by the board in March 2014, subject to stockholder approval, are the following:

•
Post-Termination Exercise Period. The 2005 Plan currently provides that stock options and SARs may be exercised, to the extent vested and exercisable, no later than 60 days after the holder's termination of service date, unless a different period of time is specifically set forth in the award agreement. The proposed amendments increase the post-termination exercise period of stock options and SARs to 90 days.

•
Vesting of RSUs and Restricted Stock Awards. The 2005 Plan currently provides that RSUs and restricted stock awards will vest over a minimum of three years as measured from the date of grant, except for RSUs and restricted stock awards granted to non-employee directors in connection with their re-election to the board. The proposed amendments eliminate the requirement that all grants of RSUs and restricted stock awards vest over a minimum of three years as measured from the date of grant of the award.

•
Award Grants to Non-Employee Directors. The proposed amendments eliminate the current equity award grant value limits and vesting requirements for non-employee directors under the 2005 Plan. Under the proposed amendments, awards to non-employee directors may be automatically made pursuant to a policy adopted by the board or made as determined in the discretion of the board. The proposed amendments provide that the aggregate number of shares subject to awards granted to a non-employee director in any calendar year will not exceed 2,000,000. The proposed amendments also provide that awards will vest, become exercisable and be settled, as applicable, as determined by the board. In addition, the proposed amendments provide that a non-employee director may elect to receive his or her annual retainer payments and/or meeting fees in the form of cash or equity awards or a combination thereof, as determined by the compensation committee.

The following is a summary of the principal features of the 2005 Plan, including the proposed amendments. This summary does not purport to be a complete description of all of the provisions of the 2005 Plan. It is qualified in its entirety by reference to the full text of the 2005 Plan, as proposed to be amended under this Proposal Two, which has been filed with the SEC with this proxy statement as Annex A.
Essential Features of the 2005 Plan
Key Terms of the 2005 Plan
The following is a summary of the key provisions of the 2005 Plan, including the proposed amendments under this Proposal Two.

Plan Term:	The 2005 Plan is currently scheduled to expire on March 8, 2015. The proposed amendments provide for the term of the 2005 Plan to be extended until March 17, 2024.

Eligible Participants:
Employees of the company and its subsidiaries, non-employee directors, consultants, independent contractors and advisors are eligible to receive awards. As of the record date, there were approximately 2,913 employees and eight non-employee directors eligible to participate.

Shares Authorized:
74,118,743 (as of the record date), which includes 3,000,000 shares authorized for issuance by stockholders upon approval of the 2005 Plan, 10,000,000 shares authorized for issuance by stockholders upon approval of an amendment to the 2005 Plan in May 2006, 5,000,000 shares authorized for issuance by stockholders upon approval of an amendment to the 2005 Plan in May 2008, 5,000,000 shares authorized for issuance by stockholders upon approval of an amendment to the 2005 Plan in May 2009, 5,000,000 shares authorized for issuance by stockholders upon approval of an amendment to the 2005 Plan in May 2010, 10,000,000 shares authorized for issuance by stockholders upon approval of an amendment to the 2005 Plan in May 2011, 7,000,000 shares authorized for issuance by stockholders upon approval of an amendment to the 2005 Plan in May 2012, 3,000,000 shares authorized for issuance by stockholders upon approval of an amendment to the 2005 Plan in May 2013, 9,401,343 shares that were available for future grants under the prior plans as of May 10, 2005, and 16,717,400 shares subject to awards granted under the prior plans that were outstanding on May 10, 2005 and that were subsequently canceled, forfeited, settled in cash or that expired by their terms, subject to adjustment only to reflect stock splits and similar events. Shares subject to awards granted under the prior plans that were outstanding on May 10, 2005 and that are subsequently canceled, forfeited, settled in cash or that expired by their terms are returned to the pool of shares available for grant and issuance under the 2005 Plan. Shares tendered in payment of a stock option or stock appreciation right, withheld from an award to pay applicable taxes, and repurchased by the company using proceeds from stock option exercises shall not be returned to the pool of shares available for grant.

Award Types:	(1) Non-qualified and incentive stock options
(2) Restricted stock awards
(3) Restricted stock units (including performance-based restricted stock units)
(4) Stock appreciation rights
(5) Stock bonus awards

Dividends:	No dividends on outstanding awards.

Share Limit on Awards:
No more than 2,000,000 shares may be granted to any individual under the 2005 Plan during any calendar year, other than new employees who are eligible to receive up to 2,000,000 additional shares in the calendar year during which they begin employment. These limits are intended to ensure that awards will qualify under Section 162(m), if applicable. Failure to qualify under this section might result in the company's inability to take a tax deduction for part of its performance-based compensation to certain senior executives.

Determining the Number of Shares Available for Grant:
For purposes of determining the number of shares available for grant under the 2005 Plan against the maximum number of shares authorized, any full-value award (i.e., anything other than a stock option or SAR) reduces the number of shares available for issuance by 2.25 shares.

Vesting:
Determined by the stock option committee (other than for grants to executive officers and directors, which are determined by the compensation committee). Options and SARs generally vest over four years (25% cliff vesting after one year and monthly thereafter; beginning in fiscal 2011, 25% cliff vesting after one year and annually thereafter). The 2005 Plan currently provides that RSUs and restricted stock awards will vest over a minimum of three years, except for RSUs and restricted stock awards granted to non-employee directors in connection with their re-election to the board. The proposed amendments eliminate the requirement that all grants of RSUs and restricted stock awards vest over a minimum of three years as measured from the date of grant of the award.

Term of Awards:	Stock options and SARs have a term of no longer than ten years.

Exercise Price:
The exercise price of stock options or SARs may not be less than 100% of the fair market value (i.e., the closing price) of our common stock on the date of grant. On December 31, 2013, the closing price of our stock was $32.51 per share.

Repricing Prohibited:	Repricing a stock option or SAR is prohibited without prior stockholder approval.

Change-of-Control:
The successor corporation may assume the outstanding awards or replace the awards with substantially similar consideration. If the successor corporation refuses to assume or replace the outstanding awards or if there is no successor corporation, 100% of the outstanding awards shall immediately vest as determined by the board.

Administration
The compensation committee administers the 2005 Plan with respect to awards to executive officers and non-employee directors, and the stock option committee administers the 2005 Plan with respect to all other awards. The applicable committee selects the individuals who receive awards, determines the number of shares covered by awards and, subject to the terms and limitations expressly set forth in the 2005 Plan, establishes the terms, conditions, and other provisions of any awards granted under the 2005 Plan. The applicable committee interprets the 2005 Plan and establishes, amends, and rescinds any rules relating to the 2005 Plan. The compensation committee may delegate to a committee of one or more directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers or non-employee directors. The proposed amendments would allow the compensation committee to also delegate certain administrative functions to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law.
Non-Employee Director Awards
The 2005 Plan permits the compensation committee to decide the type and amount of equity awards to be granted to a non-employee director upon joining the board of directors and upon re-election at the annual meeting of stockholders. The 2005 Plan currently provides that, at the discretion of the compensation committee, when a non-employee director joins the board, he or she may be granted either: (1) a combination of RSUs, restricted stock awards, and/or stock options (but not solely stock options) representing up to a maximum number of whole shares having an aggregate value of $300,000, or (2) a combination of stock options and/or SARs representing up to a maximum aggregate number of 40,000 shares. The 2005 Plan also currently provides that following the date of each annual stockholders meeting, each non-employee director who is re-elected may be granted, at the discretion of the compensation committee, either: (a) a combination of RSUs, restricted stock awards, and/or stock options (but not solely stock options) representing up to a maximum number of shares having an aggregate value of $200,000, or (b) a combination of stock options and/or SARs representing up to a maximum aggregate number of 20,000 shares. Under the current

2005 Plan, RSUs and restricted stock granted to our non-employee directors in connection with their re-election to the board vest in full on the date immediately preceding the next annual stockholder meeting following the date of grant of the award, subject to their continued service on the board on the vesting date. In addition, under the current 2005 Plan, RSUs and restricted stock awards granted to non-employee directors in connection with their initial election or appointment to the board vest and are exercisable as determined by the compensation committee, provided that RSUs and restricted stock awards vest over a minimum of three years as measured from the date of grant.
The proposed amendments eliminate the current equity award grant value limits and vesting requirements for non-employee directors under the 2005 Plan. Under the proposed amendments, awards to non-employee directors may be automatically made pursuant to a policy adopted by the board or made as determined in the discretion of the board. The proposed amendments provide that the aggregate number of shares subject to awards granted to a non-employee director in any calendar year will not exceed 2,000,000. The proposed amendments also provide that awards will vest, become exercisable and be settled, as applicable, as determined by the board. In addition, the proposed amendments provide that a non-employee director may elect to receive his or her annual retainer payments and/or meeting fees in the form of cash or equity awards or a combination thereof, as determined by the compensation committee.
The exercise price of any stock option and/or SAR grant is equal to the fair market value of our stock on the grant date. Non-employee directors are also eligible to receive other types of awards under the 2005 Plan (including bonus stock).
Terms Applicable to Stock Options and Stock Appreciation Rights
The exercise price of stock options or SARs granted under the 2005 Plan may not be less than 100% of the fair market value (i.e., the closing price) of our common stock on the date of grant. The term may not exceed ten years. Subject to the limitations of the 2005 Plan, the compensation committee in the case of executive officers and directors (and the stock option committee in the case of other eligible participants) determines the terms and conditions applicable to stock option grants and grants of SARs (including vesting and exercisability). The terms and conditions applicable to stock options and SARs may include, among other things, continued employment with the company, the passage of time, or such performance criteria and level of achievement versus such criteria as the compensation committee deems appropriate.
Terms Applicable to Restricted Stock Awards, Restricted Stock Unit Awards, and Stock Bonus Awards
The 2005 Plan currently provides that restricted stock awards and RSUs vest over a minimum of three years as measured from the date of grant, except for RSUs and restricted stock awards granted to non-employee directors in connection with their re-election to the board. Subject to the limitations of the 2005 Plan, the compensation committee in the case of executive officers and directors (and the stock option committee in the case of other eligible participants) determines the terms and conditions applicable to the granting of restricted stock, RSUs, and stock bonuses. The terms and conditions may include, among other things, continued employment with the company, the passage of time, or such performance criteria and level of achievement versus such criteria as the respective committee deems appropriate. The proposed amendments eliminate the requirement that all grants of restricted stock awards and RSUs vest over a minimum of three years as measured from the date of grant of the award.
Eligibility Under Section 162(m)
Section 162(m) of the Code permits performance-based compensation that meets the requirements established by the U.S. Internal Revenue Service to be excluded from the limitation on deductibility of compensation in excess of $1,000,000 paid to certain specified senior executives. In order to meet the requirements of Section 162(m), the 2005 Plan limits awards to individual participants as follows: no person may receive more than 2,000,000 shares issuable as awards in any fiscal year, other than new employees, who may receive up to a maximum of 2,000,000 additional shares issuable as awards granted in the fiscal year in which they first commence employment. The foregoing limits are greater than the number of options or RSUs that we have granted to any individual in the past. We do not currently intend to significantly increase our equity awards to executive officers.
Awards may, but need not, include performance criteria that satisfy Section 162(m). To the extent that awards are intended to qualify as performance-based compensation under Section 162(m), the performance criteria will be one of the following criteria, either individually, alternatively, or in any combination, applied to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the compensation committee in the award:

•	Profit before tax

•	Billings

•	Revenue

•	Net revenue

•	Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings)

•	Operating income

•	Operating margin

•	Operating profit

•	Controllable operating profit, or net operating profit

•	Net profit

•	Gross margin

•	Operating expenses or operating expenses as a percentage of revenue

•	Net income

•	Earnings per share

•	Total stockholder return

•	Market share

•	Return on assets or net assets

•	The company’s stock price

•	Growth in stockholder value relative to a pre-determined index

•	Return on equity

•	Return on invested capital

•	Cash flow (including free cash flow or operating cash flows)

•	Cash conversion cycle

•	Economic value added

•	Individual confidential business objectives

•	Contract awards or backlog

•	Overhead or other expense reduction

•	Credit rating

•	Strategic plan development and implementation

•	Succession plan development and implementation

•	Improvement in workforce diversity

•	Customer indicators

•	New product invention or innovation

•	Attainment of research and development milestones

•	Improvements in productivity

•	Bookings

•	Attainment of objective operating goals and employee metrics

•	Any other metric that is capable of measurement as determined by the compensation committee
To the extent that an award under the 2005 Plan is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the compensation committee.
Notwithstanding satisfaction of any performance criteria described above, to the extent specified at the time an award is granted, the number of shares of common stock, stock options or other benefits granted, issued, retainable, and/or vested under an award on account of satisfaction of performance criteria may be reduced by the compensation committee on the basis of such further considerations as the compensation committee in its sole discretion determines.
Consistent with Section 162(m), the compensation committee may adjust performance criteria applicable to awards to take into account changes in law and accounting and to make such adjustments as the compensation committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.
Transferability
The compensation committee has the discretion to permit an award recipient to transfer his or her award to an authorized transferee (as defined in the 2005 Plan). Without such permission, an award may not be transferred, sold, pledged, assigned, hypothecated or disposed of in any manner other than by will or by the laws of descent and distribution. No award may be made subject to execution, attachment or other similar process.

Amendments
The board may terminate, amend or suspend the 2005 Plan, provided that no action may be taken by the board (except those described in “Adjustments”) without stockholder approval to:

•	Increase the number of shares that may be issued under the 2005 Plan;

•	Permit the repricing of outstanding stock options or SARs under the 2005 Plan;

•	Extend the term of the 2005 Plan;

•	Expand the class of persons eligible to participate in the 2005 Plan; or

•	Otherwise implement any amendment to the 2005 Plan required to be approved by stockholders under NASDAQ rules.
Adjustments
In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our common stock, or any similar event affecting our common stock, the compensation committee will adjust the number and kind of shares available for grant under the 2005 Plan, and subject to the various limitations set forth in the 2005 Plan, the number and kind of shares subject to outstanding awards under the 2005 Plan, and the exercise or settlement price of outstanding stock options and other awards.
Corporate Transactions
In the event of a corporate transaction (as defined in the 2005 Plan), any or all outstanding awards may be assumed or replaced by a successor corporation, which assumption or replacement shall be binding on all award recipients. In the alternative, a successor corporation may substitute equivalent awards or provide substantially similar consideration to award recipients as was provided to our stockholders (after taking into account the existing provisions of outstanding awards). The successor corporation may also issue, in place of our outstanding shares held by award recipients, substantially similar shares or other property subject to repurchase restrictions no less favorable to such award recipient. In the event such successor corporation, if any, refuses to assume or replace the awards outstanding under the 2005 Plan pursuant to a corporate transaction or if there is no successor corporation due to a dissolution or liquidation of the company, outstanding awards shall immediately vest as to 100% of the shares subject thereto at such time and on such conditions as our board of directors determines, and outstanding awards shall expire at the closing of the transaction or at the time of dissolution or liquidation.
Tax Information
The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the company and the participants in the 2005 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state, and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.
Non-Qualified Stock Options. Non-qualified stock options do not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he/she is granted a non-statutory option. Upon exercise of the stock option, the optionee will generally recognize ordinary income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares at the time of exercise over the exercise price. We are generally entitled to a tax deduction equal to the ordinary income recognized by the participant in connection with such exercise. The participant's basis in the stock issued upon exercise of the option, referred to as the “option stock,” will be increased by the amount of the ordinary income recognized. Upon the sale of the shares issued upon exercise of a non-statutory stock option, any further gain or loss recognized will be treated as capital gain or loss and will be treated as short-term capital gain or loss if the shares have been held for less than one year.
Incentive Stock Options. The Code provides optionees with favorable federal income tax treatment of stock options that qualify as incentive stock options. If a stock option is treated as an incentive stock option, the optionee will not recognize income upon grant or exercise of the stock option (unless the alternative minimum tax rules apply). The company will not be allowed a tax deduction in connection with the exercise of an incentive stock option.
Upon the sale of the shares issued upon exercise of an incentive stock option at least: (1) two years after the grant of the stock option; and (2) one year after exercise of the stock option, referred to as the “statutory holding periods,” any gain will be taxed to the optionee as long-term capital gain and no deduction will be available to the Company. If the statutory holding periods are not satisfied (i.e., the optionee makes a “disqualifying disposition”), the optionee will recognize ordinary income equal to the excess, if any, of the lower of: (1) the fair market value of the stock at the date of the stock option exercise; or (2) the sale price of the stock, over the option price and we will generally be entitled to a tax deduction equal to the ordinary income recognized by the participant in connection with such sale or disposition. The participant's basis in the option stock will be increased by the amount of ordinary income recognized. Any further gain or loss recognized on a disqualifying disposition of the shares will be characterized as capital gain or loss. Different rules may apply if shares are purchased by an optionee who is subject to Section 16(b) of the Exchange Act, and who subsequently disposes of such shares prior to the expiration of the statutory holding periods.
Stock Appreciation Rights. A grant of a SAR (which can only be settled in our common stock) has no federal income tax consequences at the time of grant. Upon exercise of SARs, the value of the shares received as determined on the date of exercise is generally taxable to the recipient as ordinary income, and the company generally will be entitled to a corresponding tax deduction. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock. A participant receiving restricted stock may be taxed in one of two ways: the participant (1) pays tax when the restrictions lapse (i.e., they become vested) or (2) makes a special election to pay tax in the year the grant is made. At either time, the value of the award for tax purposes is the excess of the fair market value of the shares at that time over the amount (if any) paid for the shares. This value is taxed as ordinary income and is subject to income tax withholding. We receive a tax deduction at the same time and for the same amount taxable to the participant. If a participant elects to be taxed at grant, then, when the restrictions lapse, there will be no further tax consequences attributable to the awarded stock until disposition of the stock.
Restricted Stock Units. In general, no taxable income is realized upon the grant of a RSU. The participant will generally include in ordinary income the fair market value of the award of stock at the time shares of stock are delivered to the participant or at the time the RSU vests and is otherwise settled. We generally will be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.
Plan Benefits
The benefits to be received pursuant to the 2005 Plan are not determinable at this time.
The following table sets forth information with respect to equity-based grants under the 2005 Plan during the fiscal year ended December 31, 2013.

Identity of Group (a)	Options/ Granted (#) (b)	% of Total Options Granted (1) (c)	Weighted Average Exercise Price Per Share ($/Sh) (d)	RSUs/ PRSUs Granted (#) (e)	% of Total RSUs/ PRSUs Granted (2) (f)	Weighted Average Exercise Price Per Share ($/Sh) (g)
John P. Daane President, CEO and Chairman of the Board	—	—	—	147,188	5.27%	N/A
Ronald J. Pasek Senior Vice President, Finance and Chief Financial Officer	—	—	—	35,325	1.26%	N/A
Scott A. Bibaud Senior Vice President, Communications and Broadcast Division	—	—	—	47,100	1.69%	N/A
Bradley Howe Senior Vice President, Research and Development	—	—	—	38,269	1.37%	N/A
Jeffrey W. Waters Senior Vice President, Military, Industrial and Computing Division	—	—	—	47,100	1.69%	N/A
Executive group (10 persons)	—	—	—	428,319	15.33%	N/A
Non-employee director group (8 persons)	—	—	—	32,384	1.16%	N/A
Non-executive employee group	38,096	100.00%	33.30	2,332,907	83.51%	N/A

(1) Based on a total of 38,096 of shares of common stock granted pursuant to stock option grants under the 2005 Plan during the fiscal year ended December 31, 2013.

(2) Based on a total of 2,793,610 shares of common stock granted pursuant to RSU grants under the 2005 Plan during the fiscal year ended December 31, 2013.

The following table sets forth information with respect to outstanding stock option grants made pursuant to the 2005 Plan.

Identity of Group	Number of Options Awarded
John P. Daane President, CEO and Chairman of the Board	974,298
Ronald J. Pasek Senior Vice President, Finance and Chief Financial Officer	77,990
Scott A. Bibaud Senior Vice President Communications and Broadcast Division	53,197
Bradley Howe Senior Vice President, Research and Development	23,240
Jeffrey W. Waters Senior Vice President, Military, Industrial and Computing Division	49,959
Executive group (10 persons)	1,510,758
Non-employee director group (8 persons)	235,834
Non-executive employee group	1,699,378

Vote Required and Board of Directors' Recommendation
The affirmative vote of a majority of votes cast in person or by proxy and entitled to vote at the meeting is required to approve this amendment to the 2005 Plan. To provide incentives to eligible employees, non-employee directors, and consultants and to align their interests directly with those of our stockholders, our board of directors has unanimously approved the proposed amendment to the 2005 Plan and recommends that stockholders vote “FOR” such amendment.

PROPOSAL THREE - APPROVAL OF AMENDMENT TO 1987 EMPLOYEE STOCK PURCHASE PLAN
At the annual meeting, stockholders are requested to approve an amendment to the 1987 Employee Stock Purchase Plan (the “1987 Purchase Plan”) to increase by 1,000,000 the number of shares reserved for issuance.
Summary
The 1987 Purchase Plan was adopted by our board of directors in August 1987 and approved by our stockholders in September 1987. As originally adopted, the 1987 Purchase Plan had 200,000 shares of common stock reserved for issuance. Through the years, the board of directors has authorized, and stockholders have approved, amendments to the 1987 Purchase Plan to increase the number of shares reserved for issuance. Most recently, at the annual meeting in 2013, stockholders approved an amendment increasing the number of shares reserved for issuance under the 1987 Purchase Plan by an aggregate of 1,000,000 shares to 27,700,000. Subject to stockholder approval, we plan to register the additional 1,000,000 shares reserved under the 1987 Purchase Plan on a Registration Statement on Form S-8.
As of the record date, 24,575,814 shares were issued pursuant to the exercise of options to purchase shares under the 1987 Purchase Plan, and 3,124,186 shares were available for future grant.

The following is a summary of the principal features of the 1987 Purchase Plan. This summary does not purport to be a complete description of all of the provisions of the 1987 Purchase Plan. It is qualified in its entirety by reference to the full text of the 1987 Purchase Plan, as proposed to to be amended, which has been filed with the SEC with this proxy statement as Annex B.
Essential Features of the 1987 Purchase Plan
General
The 1987 Purchase Plan, and the right of participants to make purchases under the 1987 Purchase Plan, is intended to qualify as an “Employee Stock Purchase Plan” under the provisions of Sections 421 and 423 of the Code. The provisions of the 1987 Purchase Plan are, accordingly, construed so as to extend and limit participation in a manner consistent with the requirements of those Code sections.
The 1987 Purchase Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA.
Purpose
The purpose of the 1987 Purchase Plan is to provide our employees, including employees of certain subsidiaries, with an opportunity to purchase our common stock through accumulated payroll deductions.
Administration
The 1987 Purchase Plan may be administered by our board of directors or a committee of board members appointed by the board of directors. Once appointed, committee members serve until directed otherwise by the board. The administration, interpretation, or application of the 1987 Purchase Plan by the board or committee is final, conclusive, and binding upon all participants to the full extent provided by law. No charges for administrative or other costs may be made against the payroll deductions of a participant in the 1987 Purchase Plan. Members of the board of directors receive no additional compensation for administering the 1987 Purchase Plan. Currently, Mr. Daane is the sole member of the committee that administers the 1987 Purchase Plan.
Eligibility
Any person, including an executive officer, who is customarily employed for at least twenty hours per week and more than five months in a calendar year by us or any of our designated subsidiaries, as of an offering date, is eligible to participate in the 1987 Purchase Plan. The offering date is the first trading day of a given offering period. Notwithstanding the foregoing, no participant shall be granted an option to purchase shares under the 1987 Purchase Plan:

•
that would permit the participant's rights to purchase stock under all of our employee stock purchase plans and those of our subsidiaries to accrue at a rate that exceeds $21,250 (which is eighty-five percent of $25,000 of the fair market value of such stock determined at the time such stock option is granted) for each calendar year in which such option is outstanding at any time; or

•
if, after the grant of an option, the participant would own common stock or options to purchase common stock equal to five percent or more of the total combined voting power or value of all classes of our capital stock or capital stock of any of our subsidiaries.

For purposes of the 1987 Purchase Plan, the employment relationship is treated as continuing intact while a participant is on sick leave or other leave of absence approved by us. However, if the period of leave exceeds ninety days and the participant's right to re-employment is not guaranteed either by statute or by contract, the participant will be deemed to have withdrawn from the 1987 Purchase Plan on the ninety-first day of such leave.
Furthermore, if, on a purchase date, the number of shares that would otherwise be subject to stock options under the 1987 Purchase Plan exceeds the number of shares available for sale as of the beginning of the applicable offering period, a pro-rata allocation of the available shares is made in as uniform and as equitable a manner as is practicable.
As of the record date, approximately 2,885 employees were eligible to participate in the 1987 Purchase Plan.
Enrollment in the Plan
Eligible employees become participants in the 1987 Purchase Plan by completing a subscription agreement authorizing payroll deductions prior to the applicable offering date. A person who becomes employed after the commencement of an offering period may not participate in the 1987 Purchase Plan until the commencement of the next offering period.
Offering Periods; Purchase Periods
Typically, the 1987 Purchase Plan is implemented by consecutive, overlapping twelve-month offering periods, with a new offering period commencing on the first trading day on or after May 1 and November 1 of each year and terminating on the trading day on or before April 30 and October 31. Each twelve-month offering period generally includes two six-month purchase periods. In the future, the board of directors may alter the duration of the offering periods, including the commencement dates, with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected.
Purchase Price
The purchase price at which shares are sold under the 1987 Purchase Plan is eighty-five percent of the lower of the fair market value of a share of our common stock on: (1) the first trading day of the offering period; or (2) the last trading day of the purchase period. If the fair market value at the end of any purchase period is less than the fair market value at the beginning of the offering period, each participant is: (1) automatically withdrawn from the current offering period following the purchase of shares on the purchase date; and (2) automatically re-enrolled in the immediately following offering period. The 1987 Purchase Plan provides that, because our common stock is currently traded on NASDAQ, the fair market value of a share of our common stock on a given date is the closing price on NASDAQ on such date.
Payment of the Purchase Price; Payroll Deductions
The payroll deductions accumulated during the offering period are applied to the purchase of the shares. The deductions may not exceed ten percent of a participant's eligible compensation received on each payday. The aggregate of such payroll deductions during the offering period cannot exceed ten percent of a participant's aggregate eligible compensation during such offering period up to a maximum of $21,250 (which is eighty-five percent of $25,000 of the fair market value of such stock determined at the time such stock option is granted) for each calendar year. Eligible compensation is defined as all regular straight time gross earnings, plus sales commissions and sales incentives earned during the entire offering period, but exclusive of payments for overtime, shift premium, other incentive payments, bonuses, or other compensation.
Payroll deductions commence on the first payday following the first day of the offering period and continue at the same percentage rate until the end of the offering period unless sooner terminated. No interest accrues on a participant's payroll deductions. At any time during the offering period, a participant may discontinue or decrease his/her payroll deductions without withdrawing amounts previously contributed. A participant may increase his/her rate of payroll deductions only for a subsequent offering period and may not increase his/her rate of payroll deductions during an outstanding offering period in which such participant is currently participating.
All payroll deductions received or held by us under the 1987 Purchase Plan may be used by us for any corporate purpose; we are not obligated to segregate such payroll deductions. Until the shares are issued, participants only have the rights of an unsecured creditor.

Purchase of Stock; Grant of Options
On the first day of each offering period, each eligible employee participating in the 1987 Purchase Plan is granted an option to purchase up to a maximum of 10,000 shares of our common stock during each purchase period. The exact number of shares is determined by dividing such employee's accumulated payroll deductions at the end of the purchase period by the option purchase price determined as described above, subject to the limitations set forth in the 1987 Purchase Plan. For future offering periods, the board of directors may increase or decrease, in its absolute discretion, the maximum number of shares of our common stock that may be purchased during each purchase period of the offering period.
Exercise of Options
Unless the participant's participation is discontinued, each participant's option for the purchase of the maximum number of full shares is exercised automatically at the end of the purchase period at the applicable price.
Withdrawal
A participant may withdraw all, but no less than all, the payroll deductions credited to his/her account under the 1987 Purchase Plan at any time prior to the last day of the offering period by giving written notice to us. After receipt of a notice of withdrawal: (1) all of the participant's payroll deductions credited to his/her account are promptly refunded; (2) the participant's option for the current period automatically terminates; and (3) no further payroll deductions for the purchase of shares are made during the offering period.
A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the 1987 Purchase Plan or in any similar plan that we may adopt.
Termination or Interruption of Employment
Upon termination or interruption of a participant's employment for any reason, including retirement or death, prior to the last day of the offering period, the payroll deductions credited to the participant's account will be returned to such participant, or, in the case of a participant's death, to the person or persons entitled thereto as specified in the participant's subscription agreement, and his/her option will automatically terminate.
Adjustments upon Changes in Capitalization or Merger
In the event any change, such as a stock split or payment of a stock dividend, is made in our capitalization that increases or decreases the number of outstanding shares of common stock without our receipt of additional consideration, an appropriate adjustment will be made in the shares subject to purchase and in the purchase price per share, subject to any required action by our stockholders. In the event of our proposed dissolution or liquidation, the offering period then in progress will be shortened and a new exercise date will be set. At least ten days prior to the new exercise date, the board of directors will notify the participant that the exercise date has been changed and that the participant's option will be exercised automatically, unless the participant has withdrawn from the offering period prior to the new exercise date. In the event of our merger with or into another corporation, or the sale of substantially all of our assets, the participant's outstanding option will be assumed or substituted for or by the successor corporation, or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or provide a substitute for the participant's outstanding options, we will take the same actions under the plan as previously described with respect to a proposed dissolution or liquidation.
Nonassignability
Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the 1987 Purchase Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, other than by will, the laws of descent and distribution, or as provided in the 1987 Purchase Plan. Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that we may treat such act as an election to withdraw from the 1987 Purchase Plan.
Amendment and Termination of the Plan
The board of directors may, at any time or from time to time, amend or terminate the 1987 Purchase Plan, except that such termination shall not affect options previously granted nor, generally, may any amendment make any change in an option previously granted that adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code, we shall obtain stockholder approval in such a manner and to such a degree as required.

Without stockholder approval and without regard to whether any participant rights may be adversely affected, the board of directors may:

(1)	change the offering periods;

(2)	limit the frequency and/or number of changes in the amount withheld during an offering period;

(3)	establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars;

(4)	permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections;

(5)
establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock for each participant properly correspond with amounts withheld from the participant's compensation; and

(6)	establish such other limitations or procedures that the board of directors determines, in its sole discretion, are advisable and that are consistent with the 1987 Purchase Plan.

The 1987 Purchase Plan continues in effect until terminated as described above.
Tax Information
The following is a general summary as of the date of this proxy statement of the federal income tax consequences to the company and participants in the 1987 Purchase Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state, and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder's personal investment circumstances. This summarized tax information is not tax advice.
The 1987 Purchase Plan and the right of participants to make purchases under the 1987 Purchase Plan are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or the purchase of shares. A participant may become liable for tax upon disposition of the shares acquired, as follows.
If the shares are sold or disposed of, including by way of gift: (1) at least two years after the offering date (the first day of the offering period during which shares were purchased); and (2) more than one year after the date on which shares were transferred to the employee, then the lesser of: (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares subject to the option, referred to as the “option price;” or (b) fifteen percent of the fair market value of the shares on the offering date, will be treated as ordinary income to the participant. The employee's basis of the option stock will be increased by the amount of the ordinary income recognized. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a capital loss for the difference.
If the shares are sold or disposed of, including by way of gift or by exchange in connection with the exercise of an incentive stock option, before the expiration of the holding periods described above, then the excess of the fair market value of the shares on the date of option exercise over the option price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The basis of the option stock will be increased by the amount of the ordinary income recognized. Any further gain or loss recognized in connection with any such sale or exchange will be treated as capital gain or loss and will be treated as short-term capital gain or loss if the shares have been held less than one year.
If shares are sold or disposed of before the expiration of the statutory holding periods, we are generally entitled to a tax deduction equal to the ordinary income recognized by the participant in connection with such sale or disposition.
The foregoing summary of the effect of federal income taxation upon the participant and us with respect to the shares purchased under the 1987 Purchase Plan does not purport to be complete. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax implications of a participant's death or the provisions of the income tax laws of any municipality, state, or foreign country in which the participant may reside.
Participation in the 1987 Purchase Plan
Eligible employees participate in the 1987 Purchase Plan voluntarily and each such employee determines his/her level of payroll deductions within the guidelines fixed by the 1987 Purchase Plan. Accordingly, future purchases under the 1987 Purchase Plan are not determinable at this time.

The following table sets forth information with respect to purchases under the 1987 Purchase Plan during the fiscal year ended December 31, 2013. Non-employee directors are not allowed to participate in the 1987 Purchase Plan.

Identity of Group (a)	Purchases (#) (b)	% of Total Purchases (1) (c)	Weighted Average Purchase Price Per Share ($/Sh) (d)
John P. Daane President, CEO and Chairman of the Board	791	0.10%	26.87
Ronald J. Pasek Senior Vice President, Finance and Chief Financial Officer	790	0.10%	26.87
Scott A. Bibaud Senior Vice President Communications and Broadcast Division	1,432	0.19%	26.87
Bradley Howe Senior Vice President, Research and Development	791	0.10%	26.87
Jeffrey W. Waters Senior Vice President, Military, Industrial and Computing Division	1,376	0.18%	26.87
Executive group (10 persons)	7,159	0.94%	26.87
Non-employee director group (8 persons)	—	—	—
Non-executive employee group	758,299	99.06%	26.88

(1) Based on a total of 765,458 shares of common stock purchased under the 1987 Purchase Plan during the fiscal year ended December 31, 2013 (including 14,190 shares purchased by employees terminated after such date).

Vote Required and Board of Directors' Recommendation
The affirmative vote of a majority of votes cast in person or by proxy and entitled to vote at the meeting is required to approve the amendment to the 1987 Purchase Plan. Our board of directors has unanimously approved the proposed amendment and recommends that the stockholders vote “FOR” such amendment.

PROPOSAL FOUR - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, added Section 14A to the Exchange Act, which enables our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.
As described in detail under the heading “Executive Compensation - Compensation Discussion and Analysis,” our executive compensation programs are designed to:

•	attract, motivate, and retain highly qualified executives;

•
align management and stockholder interests by tying a substantial percentage of executives' compensation, in the form of cash and long-term equity incentives, to the financial performance of the company;

•	reward superior performance by basing decisions regarding cash incentive compensation on the overall performance of executives, including performance against individual and group goals; and

•	compensate executives at levels competitive with peer companies.

Our compensation committee seeks to maintain our named executive officers' total compensation at a level competitive with the compensation paid to officers in similar positions at our peer companies in the semiconductor industry and other related industries. We believe we have designed our executive compensation program to be substantially performance-based and have sought to align executive pay and our financial performance. Our equity incentive compensation program promotes the interests of the company and its stockholders by providing financial rewards that increase with increases in our stock price. Please read the “Compensation Discussion and Analysis” beginning on page 20, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement for additional details about our executive compensation programs, including information about the 2013 compensation of our named executive officers.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation as described in this proxy statement. Accordingly, our board of directors is asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the annual meeting of stockholders:
“RESOLVED, that the company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the company's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory and therefore not binding on the company, the compensation committee or our board of directors. Our board of directors and our compensation committee value the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders' concerns, and the compensation committee will evaluate whether any actions are necessary to address those concerns. The board of directors has adopted a policy providing for an annual say-on-pay vote. Unless this policy changes, the next say-on-pay vote will be at the 2015 annual meeting of stockholders.

Vote Required and Board of Directors' Recommendation
The affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote at the meeting is required to approve the proposal. The board of directors unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the rules of the SEC.

PROPOSAL FIVE - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the annual meeting, stockholders are requested to ratify the audit committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. We expect that a representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Vote Required and Board of Directors' Recommendation
Although not required, the board of directors submits its selection of our independent registered public accounting firm for ratification by stockholders to ascertain the view of stockholders regarding such selection. The affirmative vote of a majority of the votes cast in person or by proxy and entitled to vote at the meeting is required to ratify this proposal. Whether the proposal is approved or defeated, the audit committee may reconsider its selection. The board of directors has unanimously approved this proposal and recommends that stockholders vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP.

PROPOSAL SIX - STOCKHOLDER PROPOSAL: INDEPENDENT BOARD CHAIRMAN

John Chevedden, whose address is 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, has requested that the following proposal be included in this proxy statement and has indicated that he intends to bring such proposal before the annual meeting of stockholders. Mr. Chevedden has submitted documentation indicating that he is the beneficial owner of 225 shares of our common stock and has advised us that he intends to continue to hold the requisite amount of shares through the date of the annual meeting. Mr. Chevedden’s proposal and his related supporting statement are followed by a recommendation from the board of directors. The board of directors disclaims any responsibility for the content of the proposal and the statement in support of the proposal, which are presented in the form received from Mr. Chevedden.

The stockholder’s proposal follows:

Proposal 6 - Independent Board Chairman

RESOLVED: Shareholders request that our Board of Directors to adopt a policy, and amend other governing documents as necessary to reflect this policy, to require the Chair of our Board of Directors to be an independent member of our Board. This independence requirement shall apply prospectively so as not to violate any contractual obligation at the time this resolution is adopted. Compliance with this policy is waived if no independent director is available and willing to serve as Chair. The policy should also specify how to select a new independent chairman if a current chairman ceases to be independent between annual shareholder meetings.

When our CEO is our board chairman, this arrangement can hinder our board's ability to monitor our CEO's performance. Many companies already have an independent Chairman. An independent Chairman is the prevailing practice in the United Kingdom and many international markets. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix.

This proposal should also be more favorably evaluated due to our Company's clearly improvable environmental, social and corporate governance performance as reported in 2013:

GMI Ratings, an independent investment research firm, cited problems with our executive pay. Our company can give long-term incentive pay to our CEO for below-median performance. Unvested equity awards did not lapse upon CEO termination. Our company had not linked environmental or social performance to its current incentive pay policies. And there was $12 million for our CEO John Daane.

In regard to our board Arthur Bowman was negatively flagged due to his service on the Dionex Corporation board when it was delisted due to a violation of exchange regulations. Shane Robiso and Thomas Waechter were CEOs on our executive pay committee no less. Not one audit committee member had substantial industry knowledge. Not one independent director had expertise in risk management.

Our environmental impact disclosure practices, as reported by environmental specialist Trucost, were significantly worse than our sector peers. Altera had not planned to adopt alternative energy practices that would lower its future environmental impacts. Our company had not identified specific environmental impact reduction targets. Our company had a higher shareholder class action litigation risk than 94% of all rated companies.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:
Independent Board Chairman - Proposal 6

Your board of directors recommends a vote AGAINST this proposal
Your board of directors recommends a vote AGAINST this proposal.
The board recommends a vote against this proposal because the board believes it is in the best interests of our stockholders to give the board discretion to decide which leadership structure best serves the company’s needs at any particular time. The board believes that a “one-size-fits-all” policy prohibiting our CEO from also serving as our chair inappropriately limits our directors’ exercise of their duty to govern in the best interests of our stockholders and also does nothing to ensure that the board is otherwise meeting corporate governance best practices.

Our board recognizes that there may be circumstances where it would be appropriate to have an independent director, rather than a member of management, serve as board chair. Consequently, the board has adopted a policy requiring that the nominating and governance committee conduct periodic reviews of the board’s leadership structure. During such periodic reviews and in particular when there is a change in the company’s senior leadership including a change in the chief executive officer, the nominating and governance committee will consider whether to propose that the board elect a chair who meets the standards for independence as defined by applicable law and the rules of the NASDAQ Stock Market (an “Independent Director”).

The nominating and governance committee may consider the following factors in deciding whether or not to recommend the election of a chair who is an Independent Director: the tenure and experience of the chief executive officer, the company’s financial performance and strategic direction, succession planning, industry knowledge of members of the board, the willingness and ability of Independent Directors to serve as chair, the current performance of the company’s management, the current performance of the board, and the relationship between the board and members of management.

If the board elects a chair who is not an Independent Director, the Independent Directors, meeting in executive session, will elect a lead independent director. Under our corporate governance guidelines, the lead independent director shall:

1.	preside at all meetings of the board at which the chair is not present, including executive sessions of the Independent Directors;
2.	serve as liaison between the chair and the Independent Directors;
3.	discuss with the chair, the full board, and/or members of management any issues or concerns raised by the other Independent Directors;
4.	approve the agendas for board meetings;
5.	approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;
6.	review the materials that are sent to the board prior to board meetings;
7.	recommend to the board the retention of consultants who report directly to the full board;
8.	have the authority to call special meetings of the board and of the stockholders as specified in the company’s Bylaws;
9.	have the authority to call meetings of the Independent Directors;
10.	if requested by major shareholders, be available for consultation and direct communication; and
11.	perform such other duties as the board may from time to time delegate to the lead independent director.
The board believes it is currently in the best interests of the stockholders to have our Chief Executive Officer, John Daane, also serve as our chair and to have a lead independent director, T. Michael Nevens, who was elected by the Independent Directors in executive session. This leadership structure helps foster open and timely communication between the board and management, ensures alignment between the board, management, and stockholders, and also provides significant independent oversight and direction to management. The board believes that Mr. Daane is in the best position to provide strategic leadership to the board based on his knowledge of the company, our industry, our competitors, and our customers. Additionally, the board believes that Mr. Daane has established a culture of accountability and transparency at the company and with the board that helps to ensure that management is working in the best interests of stockholders.

For the foregoing reasons, the board recommends that stockholders vote against this proposal.

OTHER MATTERS
We know of no other matters to be submitted at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares that they represent in accordance with their judgment.
For further information about the company, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which accompanies this proxy statement. Our Annual Report on Form 10-K was filed with the SEC on February 14, 2014 and is publicly available on our website at www.altera.com. You may also obtain a copy by sending a written request to Investor Relations, Altera Corporation, 101 Innovation Drive, San Jose, California, 95134.
It is important that proxies be cast promptly. Therefore, stockholders are requested to cast their proxy as instructed in the Notice of Internet Availability of Proxy Materials whether or not they expect to attend the meeting in person. If you request a paper proxy card, please complete, date, and sign the enclosed form of proxy and return it promptly in the envelope provided. By returning your proxy promptly, you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held. We encourage you to vote via the Internet.

Dated: April 2, 2014
For the Board of Directors
ALTERA CORPORATION

Katherine E. Schuelke
Secretary

ALTERA CORPORATION
2005 EQUITY INCENTIVE PLAN

(~~as amended May 6, 2013)~~(Amended and Restated ____________, 2014)

1.	PURPOSE

The purpose of the Altera Corporation 2005 Equity Incentive Plan, as amended and restated (the “Plan”) is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock, Stock Bonuses, Stock Appreciation Rights (“SARs”) and Restricted Stock Units (“RSUs”). Capitalized terms not defined in the text are defined in Section 26.

2.	SHARES SUBJECT TO THE PLAN

2.1.Number of Shares Available. Subject to Sections 2.2 and 21, ~~48,000,000~~ 74,118,743 Shares are available for grant and issuance under the Plan ~~plus any Shares remaining available for grant under the Company’s (i) 1998 Director Stock Option Plan and its (ii) 1996 Stock Option Plan (collectively, the “Prior Plans”) on the Effective Date (as defined below)~~. Shares subject to Awards that are cancelled, forfeited, settled in cash or that expire by their terms, including Shares subject to ~~Awards granted under the Prior Plans that are outstanding on~~ outstanding awards granted under the Company’s (i) 1998 Director Stock Option Plan and its (ii) 1996 Stock Option Plan (collectively, the “Prior Plans”) as of the Effective Date, will be returned to the pool of Shares available for grant and issuance under the Plan; provided, however, that Shares: (i) tendered in payment of an Option or SAR, (ii) withheld from an Award to pay applicable taxes and (iii) repurchased by the Company using proceeds from Option exercises shall not be returned to the pool of Shares available for grant and issuance under the Plan. Any Award other than an Option or a SAR shall reduce the number of Shares available for issuance by 2.25 Shares. Awards issued as an Option or a SAR shall reduce the number of Shares available for issuance by the number of Shares underlying the Award, regardless of the number of Shares actually issued upon exercise of the Award. No more than 3,000,000 Shares shall be issued as ISOs. The Company may issue Shares that are authorized but unissued shares pursuant to the Awards granted under the Plan. The Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards granted under the Plan.

2.2.Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1; (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs; (c) the number of Shares subject to other outstanding Awards; (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.1; and (e) the maximum number of shares that may be issued to an individual or to a new employee in any one fiscal year set forth in Section 3, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee; and provided further that the Exercise Price of any Option or SAR may not be decreased to below the par value of the Shares.

3.ELIGIBILITY

ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or Subsidiary. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or Subsidiary. The Committee (or its designee under 4.1(c)) will from time to time determine in its sole discretion and designate the eligible persons who will be granted Awards under the Plan. The Plan is discretionary in nature, and the grant of Awards by the Committee is voluntary and occasional. A person may be granted more than one Award under the Plan. However, no person will be eligible to receive more than 2,000,000 Shares issuable as Awards granted in any fiscal year, other than new employees of the Company or Subsidiary (including new employees who are also officers and directors of the Company or Subsidiary), who are eligible to receive up to a maximum of an additional 2,000,000 Shares issuable as Awards granted in the calendar year in which they commence their employment.

4.	ADMINISTRATION

4.1.Committee Authority. The Plan shall be administered by the Committee. Subject to the general purposes, terms and conditions of the Plan, the Committee will have full power to implement and carry out the Plan. Without limiting the previous sentence, the Committee will have the authority to:

(a)construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)prescribe, amend and rescind rules and regulations relating to the Plan or any Award, including determining the forms and agreements used in connection with the Plan; provided that the Committee may delegate to the Company’s legal department the authority to approve revisions to the forms and agreements used in connection with the Plan that are designed to facilitate Plan administration, and that are not inconsistent with the Plan or with any resolutions of the Committee relating to the Plan;
(c)select persons to receive Awards; provided that the Committee may delegate to one or more Executive Officers (who would also be considered “officers” under Delaware law) the authority to grant an Award under the Plan to Participants who are not Insiders;

(d)determine the terms of Awards;

(e)determine the number of Shares or other consideration subject to Awards;

(f)determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;

(g)grant waivers of Plan or Award conditions;

(h)determine the vesting, exercisability, transferability, and payment of Awards;

(i)correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)determine whether an Award has been earned;

(k)amend the Plan;

(l)to take any action consistent with the terms of the Plan, either before or after an Award has been granted, which it deems necessary or advisable to comply with any governmental laws or regulatory requirement of a foreign country, including, but not limited to, modifying or amending the terms and conditions governing any Awards or establishing any local country plans as sub-plans to this Plan;

(m)make all other determinations necessary or advisable for the administration of the Plan; and

(n)delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

4.2.Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more Executive Officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

5.OPTIONS

5.1.Grant of Options. An Option is the right but not the obligation to purchase a Share, subject to conditions and restrictions, as applicable. The Committee may grant Options to Participants and will determine (a) whether the Options will be

ISOs or NSOs; (b) the number of Shares subject to the Option, (c) the Exercise Price of the Option, (d) the period during which the Option may be exercised, (e) the vesting and exercisability of the Option and (f) all other terms and conditions of the Option, subject to the provisions of this Section 5 and the Plan. Options granted to Non-Employee Directors pursuant to Section 10 hereof shall be governed by that Section. Each Option granted under the Plan will be evidenced by an Award Agreement, which shall expressly identify the Option as an ISO or NSO. The date of grant of an Option will be the date on which the Committee makes the determination to grant the Option, unless the Committee otherwise specifies a later date.

5.2.Exercise Period; Expiration Date and Exercise. An Option will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such Option and subject to Company policies established by the Committee (or by individuals to whom the Committee has delegated responsibility) from time to time. The Committee may provide for Options to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of Shares subject to the Option as the Committee determines. The Award Agreement shall set forth the Expiration Date; provided that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided further that no ISO granted to a Ten Percent Stockholder will be exercisable after the expiration of five years from the date the Option is granted.

5.3.Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than the Fair Market Value on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

5.4.Vesting and Termination.

(a)Vesting. Except as set forth in the Participant’s Award Agreement, any Option granted to a Participant will cease to vest on the Participant’s Termination Date. If the Participant does not exercise his or her Option within the time specified by the Committee or as set forth in the Award Agreement, the Option shall terminate.

(b)Post-Termination Exercise Period. Subject to Section 22.4, following a Participant’s Termination, the Participant’s Option may be exercised to the extent vested and exercisable as set forth below:

(i)no later than ~~60~~90 days after the Termination Date if a Participant is Terminated for any reason except death or Disability~~, unless a different period of time period is specifically set forth in the Participant’s Award Agreement; provided that no Option may be exercised after the Expiration Date of the Option; or~~

~~(ii)no later than twelve months after the Termination Date in the case of Termination due to Disability or death or if a Participant dies within 30 days of the Termination Date~~, unless a different period of time period is specifically set forth in the Participant’s Award Agreement; provided that no Option may be exercised after the Expiration Date of the Option; or

(ii)    no later than twelve months after the Termination Date in the case of Termination due to Disability or death or if a Participant dies within 30 days of the Termination Date, unless a different time period is specifically set forth in the Participant’s Award Agreement; provided that no Option may be exercised after the Expiration Date of the Option.

5.5.Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Subsidiary) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in that calendar year will be ISOs, and the Options for the Shares with a Fair Market Value in excess of $100,000 that become exercisable in that calendar year will be NSOs. If the Code is amended to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated into the Plan and will apply to any Options granted after the effective date of the Code’s amendment.

5.6.Notice of Disqualifying Dispositions of Shares Acquired on Exercise of an ISO. If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an ISO on or before the later of (a) the date two years after the Date of Grant, and (b) the date one year after the exercise of the ISO (in either case, a “Disqualifying Disposition”), the Company may require the Participant to immediately notify the Company in writing of such Disqualifying Disposition.

5.7.No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs will be interpreted, amended or altered, and no discretion or authority granted under the Plan will be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code and the regulations thereunder.

6.RESTRICTED STOCK AWARDS

6.1.Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award. A Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price within 30 days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept the Restricted Stock Award within 30 days, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise. ~~Restricted Stock Awards will vest over a minimum of three years as measured from the date of grant, except for Restricted Stock Awards granted to Non-Employee Directors pursuant to Section 10.3.~~

6.2.Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value (but not less than the par value of the Shares) on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan and the Award Agreement, and in accordance with any procedures established by the Company.

6.3.Termination. Except as set forth in the Participant’s Award Agreement, any Restricted Stock Award will cease to vest on the Participant’s Termination Date.

7.STOCK BONUS AWARDS

7.1.Awards of Stock Bonuses. A Stock Bonus Award is an award to a Participant of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Subsidiary. No payment will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2.Form of Payment to Participant. The Stock Bonus Award shall be paid currently. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, and in either a lump sum payment or in installments, all as the Committee determines.

7.3.Termination of Participant. Except as set forth in the Participant’s Award Agreement, any Bonus Stock Award will cease to vest on the Participant’s Termination Date.

8.STOCK APPRECIATION RIGHTS

8.1.Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock or RSUs), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of exercise over the Exercise Price and the number of Shares with respect to which the SAR is being settled. The SAR may be granted for services to be rendered or for past services already rendered to the Company, or any Subsidiary.

8.2.Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The Award Agreement shall set forth the Expiration Date; provided that no SAR will be exercisable after the expiration of ten years from the date the SAR is granted.

8.3.Exercise Price. The Committee will determine the Exercise Price of the SAR when the SAR is granted, and which may not be less than the Fair Market Value on the date of grant and may be settled only in Shares.

8.4.Termination.

(a)Vesting. Any SAR granted to a Participant will cease to vest on the Participant’s Termination Date. In the event a Participant is Terminated as a result of such Participant’s Retirement, such Participant’s SARs shall, in the sole discretion of the Committee, accelerate vesting or continue to vest, continue to become exercisable, and may be exercised during such period of time as is determined by the Committee and as provided in the Award Agreement (but in no event may the SAR be exercised after the expiration date of the term of such SAR as set forth in the Award Agreement); if the Participant does not exercise his or her SAR within the time specified by the Committee or as set forth in the Award Agreement, the SAR shall terminate.

(b)Post-Termination Exercise Period. Subject to Section 22.4, following a Participant’s Termination, the Participant’s SAR may be exercised to the extent vested and exercisable as set forth below:

(i)no later than 90 days after the Termination Date if a Participant is Terminated for any reason except death or Disability, unless a different period of time period is specifically set forth in the Participant’s Award Agreement; provided that no SAR may be exercised after the Expiration Date of the SAR; or

(ii)no later than twelve months after the Termination Date in the case of Termination due to Disability or death or if a Participant dies within 30 days of the Termination Date, unless a different time period is specifically set forth in the Participant’s Award Agreement; provided that no SAR may be exercised after the Expiration Date of the SAR.

9.RESTRICTED STOCK UNITS

9.1.Awards of Restricted Stock Units. An RSU is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares for services to be rendered or for past services already rendered to the Company or any Subsidiary. ~~RSUs will vest over a minimum of three years as measured from the date of grant, except for any RSUs granted to Non-Employee Directors pursuant to Section 10.3.~~

9.2.Form and Timing of Settlement. To the extent permissible under applicable law, the Committee may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof in a lump sum payment, all as the Committee determines.

10.AWARD GRANTS TO NON-EMPLOYEE DIRECTORS

10.1.Types of Awards. Non-Employee Directors may receive any type of Award offered under this Plan, except ISOs. Awards pursuant to this Section 10 may be automatically made pursuant to policy adopted by the Board (which the Board may modify, revise or terminate as it deems appropriate), or made from time to time, as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted to a Non-Employee Director pursuant to this Section 10 in any calendar year shall not exceed 2,000,000.

10.2.Eligibility. Awards pursuant to this Section 10 shall be granted only to Non-Employee Directors ~~are~~. A Non-Employee Director who is elected, re-elected or appointed as a member of the Board will be eligible to receive ~~annual grants of any type of~~ an Award~~, except ISOs, offered~~ under this ~~Plan pursuant to this Section 10. Notwithstanding the limitations set forth below in Section 10.2 and 10.3, Non-Employee Directors are also eligible to receive Awards pursuant to Sections 5, 6, 7, 8 and 9 hereof.~~Section 10.

~~Initial Grant~~
~~. Each Non-Employee Director upon first becoming a member of the Board may be granted, as determined by the Committee either (i) a combination of RSUs, Restricted Stock Awards, and/or Options representing up to a maximum number of Shares having an aggregate value equal to $300,000, with the aggregate number of Shares to be determined on the date of grant pursuant to a methodology in the Committee’s discretion, provided however, that for purposes of this 10.2(i), the Committee may not award Options if it does not also award either RSUs or Restricted Stock Awards, or (ii) a combination of Options and/or SARs representing up to a maximum aggregate number of 40,000 Shares.~~

~~Succeeding Grant~~
10.3.~~. Each Non-Employee Director may be granted on an annual basis, as determined by the Committee either (i) a combination of RSUs, Restricted Stock Awards, and/or Options representing up to a maximum number of Shares having an aggregate value equal to $200,000, with the aggregate number of Shares to be determined on the date of grant pursuant to a methodology in the Committee’s discretion, provided however, that for purposes of this 10.3(i), the Committee may not award Options if it does not also award either RSUs or Restricted Stock Awards, or (ii) a combination of Options and/or SARs representing~~

~~up to a maximum aggregate number of 20,000 Shares (the “Succeeding Grant Award”). Succeeding Grant Awards will vest in full on the date immediately preceding the date of the next annual meeting of the Company’s stockholders following the date of grant, subject to the Non-Employee Director’s continued service on the Board through the vesting date of the award.~~Vesting, Exercisability and Settlement. Except as set forth below, Awards shall vest, become exercisable and be settled (as applicable) as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

10.4.Form and Timing of Settlement of RSUs. To the extent permissible under applicable law, the Committee may permit a Non-Employee Director to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code (or any successor) and any regulations or rulings promulgated thereunder. Payment may be made in the form of cash or whole Shares or a combination thereof in a lump sum payment, all as the Committee determines.

10.5.Corporate Transaction Vesting and Exercisability. In the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors pursuant to this Section 10 will accelerate and such Awards will become exercisable (to the extent applicable) in full prior to the consummation of such event at such time and on such conditions as the Committee determines~~, and if such Awards are not exercised (to the extent applicable) on or prior to the consummation of the Corporate Transaction, they shall terminate~~.

10.6.Post-Termination Exercise Period. Except as provided in Section 10.5 or this Section 10.6, each Option granted under this Section 10 shall expire ten years after its date of grant. The date on which the Non-Employee Director ceases to be a member of the Board or a consultant of the Company shall be referred to as the “Non-Employee Director Termination Date” for purposes of this Section 10.6. An Option may be exercised after the Non-Employee Director Termination Date only as set forth below:

(a)Termination Generally. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company for any reason except death, Disability or Non-Employee Director Retirement, then each Option, to the extent then vested and exercisable pursuant to Section 5.4 above, then held by such Non-Employee Director may be exercised by the Non-Employee Director within ~~60~~90 days after the Non-Employee Director Termination Date, unless a different period of time is specifically set forth in the Non-Employee Director’s Award Agreement; provided that no Option may be exercised after its Expiration Date.

(b)Death or Disability. If the Non-Employee Director ceases to be a member of the Board or consultant of the Company because of his or her Disability or death, then each Option granted hereunder, to the extent then vested and exercisable, may be exercised no later than twelve months after the Termination Date in the case of Termination due to Disability or death or if a Participant dies within 30 days of the Termination Date, unless a longer time period is specifically set forth in the Participant’s Award Agreement; provided that no Option may be exercised after the Expiration Date of the Option.

10.7.Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards will be issued under the Plan. An election under this Section shall be filed with the Company on the form prescribed by the Company.

11.PAYMENT FOR SHARE PURCHASES

11.1.Payment. Payment for Shares purchased pursuant to the Plan may be made by any of the following methods (or any combination of such methods) that are described in the applicable Award Agreement and that are permitted by law:

(a)in cash or cash equivalent (including by check);

(b)in the case of exercise by the Participant, a Participant’s guardian or legal representative or the authorized legal representative of a Participant’s heirs or legatees after a Participant’s death, by cancellation of indebtedness of the Company to the Participant;

(c)by surrender of shares of the Company’s Common Stock that either: (1) were obtained by the Participant or Authorized Transferee in the public market; or (2) if the shares were not obtained in the public market, they have been owned by the Participant or Authorized Transferee for more than six months and have been paid for within the meaning of SEC Rule 144;

(d)in the case of exercise by the Participant, Participant’s guardian or legal representative or the authorized legal representative of a Participant’s heirs or legatees after a Participant’s death, by waiver of compensation due or accrued to the Participant for services rendered;

(e)with respect only to purchases upon exercise of an Option, and provided that a public market for the Shares exists:

(i)through a “same day sale” commitment from the Participant or Authorized Transferee and an NASD Dealer meeting the requirements of the Company’s “same day sale” procedures and in accordance with law; or

(ii)through a “margin” commitment from the Participant or Authorized Transferee and an NASD Dealer meeting the requirements of the Company’s “margin” procedures and in accordance with law.

11.2.Issuance of Shares. Upon payment of the applicable Purchase Price or Exercise Price and compliance with other conditions and procedures established by the Company for the purchase of Shares, the Company shall issue the Shares registered in the name of the Participant or Authorized Transferee and shall deliver certificates representing the Shares (in physical or electronic form, as appropriate). The Shares may be subject to legends or other restrictions as described in Section 15 of the Plan.

12.WITHHOLDING TAXES

12.1.Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy minimum federal, state, local and foreign income or social security tax withholding requirements prior to the delivery of any certificate(s) for the Shares. If a payment in satisfaction of an Award is to be made in cash, the payment will be net of an amount sufficient to ~~minimum~~ satisfy minimum federal, state, local and foreign income or social security tax withholding requirements.

12.2.Stock Withholding. When, under applicable tax laws, a Participant incurs income or social security tax liability in connection with the grant, exercise, vesting or payment of any Award that is subject to income or social security tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may, in its sole discretion, allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of whole Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

13.PRIVILEGES OF STOCK OWNERSHIP

No Participant or Authorized Transferee will have any rights as a stockholder of the Company with respect to any Shares until the Shares are issued to the Participant or Authorized Transferee. After Shares are issued to the Participant or Authorized Transferee, the Participant or Authorized Transferee will be a stockholder and have all the rights of a stockholder with respect to the Shares including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if the Shares are Restricted Stock, any new, additional or different securities the Participant or Authorized Transferee may become entitled to receive with respect to the Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided further, that the Participant or Authorized Transferee will have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant’s original Exercise Price or Purchase Price pursuant to Section 15.

14.	TRANSFERABILITY

As may be permitted by the Committee (and to the extent permitted by applicable law and the terms of the Award Agreement), a Participant may transfer an Award to an Authorized Transferee. Absent such permission, no Award and no interest therein, shall be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and no Award may be made subject to execution, attachment or similar process.

15.	RESTRICTIONS ON SHARES

At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award documentation a right to repurchase all or a portion of a Participant’s Shares that are not “Vested” (as defined in the Award documentation), following the Participant’s Termination, at any time within ninety days after the later of (a) the Participant’s Termination Date or

(b) the date the Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness with respect to Shares, at the Participant’s original Exercise Price or Purchase Price; provided that upon assignment of the right to repurchase, the assignee must pay the Company cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

16.	CERTIFICATES

All certificates for Shares or other securities delivered under the Plan (whether in physical or electronic form, as appropriate) will be subject to stock transfer orders, legends and other restrictions that the Committee deems necessary or advisable, including without limitation restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system on which the Shares may be listed.

17.	ESCROW

To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other transfer instruments approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company, to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

18.	SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

An Award shall not be effective unless the Award is in compliance with all applicable state, federal and foreign securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system on which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state, federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state, federal or foreign securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

19.	NO OBLIGATION TO EMPLOY

Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate a Participant’s employment or other relationship at any time, with or without cause, as applicable laws allow.

20.	REPRICING PROHIBITED; EXCHANGE AND BUYOUT OF AWARDS

The repricing of Options or SARs is prohibited without prior stockholder approval. The Committee may authorize the Company, with prior stockholder approval and the consent of the respective Participants, to issue new Option or SAR Awards in exchange for the surrender and cancellation of any or all outstanding Awards. With prior stockholder approval, the Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree, provided that if payment is in cash, the Committee may buy only an Option where the Fair Market Value of the Shares exceeds the Exercise Price.

21.	CORPORATE TRANSACTIONS

21.1.Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation, if any, refuses to assume or replace the Awards, as provided above, pursuant to a Corporate Transaction or if there is no successor corporation due to a dissolution or liquidation of the Company, such Awards shall immediately vest as to 100% of the Shares subject thereto at such time and on such conditions as the Board shall determine and the Awards shall expire at the closing of the transaction or at the time of dissolution or liquidation.

21.2.Other Treatment of Awards. Subject to any greater rights granted to Participants under Section 21.1, in the event of a Corporate Transaction, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

21.3.Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Shares subject to Awards granted to substitute or assume outstanding awards granted by another company in connection with an acquisition shall not reduce the number of Shares available for issuance under Section 2.1 of the Plan.

22.OTHER PROVISIONS

22.1.Distribution of Award Agreements and Plan. The Award Agreement, Plan and other documents may be delivered in any manner (including electronic distribution or posting) that meets applicable legal requirements.

22.2.Form of Award Agreement(s). Each Award granted under the Plan will be evidenced by an Award Agreement, which will be in substantially a form (which need not be the same for each Participant) that the Committee or an officer of the Company (pursuant to Section 4.1(b)) has from time to time approved, and will comply with and be subject to the terms and conditions of the Plan.

22.3.Procedures for Exercising or Settling an Award. A Participant or Authorized Transferee may exercise or settle Awards by following the procedures established by the Company’s stock administration department, as communicated and made available to Participants through the Company’s electronic mail system, intranet site or otherwise.

22.4.Black-out Periods and Post-Termination Exercisability. In the event a Participant is prevented from exercising an Option or selling Shares or the Company is unable to settle an Award due to any trading restrictions currently in effect with respect to the Company’s Shares at the time of such Participant’s Termination or during any post-termination exercise period, then any post-termination exercise period shall be paused until such trading restriction lapses.

22.5.Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option or SAR; provided that the minimum number will not prevent a Participant from exercising an Option or SAR for the full number of Shares for which it is then exercisable. An Option or a SAR may only be exercised by the personal representative of a Participant or an Authorized Transferee or by the person or persons to whom a Participant’s rights under the Option or SAR shall pass by such person’s will or by the laws of descent and distribution of the state of such person’s domicile at the time of death, and then only as and to the extent that such person was entitled to exercise the Option or SAR on the date of death.

22.6.Terms of Awards. The Committee will determine an Award’s terms, including, without limitation: (a) the number of Shares deemed subject to the Award; (b) the time or times during which the Award may be exercised and (c) such other terms and conditions as the Committee deems appropriate. Awards may be subject to performance goals based on Performance Factors during any Performance Period as may be set out in advance in the Participant’s Award Agreement. The Committee may adjust the performance goals applicable to Awards to take into account changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

22.7.Treatment of Awards Upon Retirement. Upon a Participant’s Retirement, and as determined by the Committee (and as evidenced in the Award Agreement), Awards granted to such Participant may accelerate, continue to vest, provide for an extended period of time in which to exercise an Award upon Termination or contain such terms and conditions as the Committee deems appropriate.

23.ADOPTION, STOCKHOLDER APPROVAL AND TERM

The Plan was first adopted by the Board on March 8, ~~2005. The Plan~~2005, and thereafter amended from time to time. On March 17, 2014, the Board again adopted the Plan, as amended and restated in its current form. The Plan, as amended and restated, shall become effective upon approval by stockholders of the Company, consistent with applicable laws. The Plan will terminate ten years following the earlier of (i) the date it was adopted by the Board on March 17, 2014 or (ii) the date it became effective upon approval by stockholders of the Company, unless sooner terminated by the Board pursuant to Section 24.

24.	AMENDMENT OR TERMINATION OF PLAN AND AWARDS

The Board may at any time terminate, amend or suspend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan. Notwithstanding the foregoing, neither the Board nor the Committee shall, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans, or pursuant to the Exchange Act or any rule promulgated thereunder. The Committee may modify, extend or renew outstanding Awards and authorize the grant of Awards in substitution thereof; provided that any such action (including any amendment to the Plan) may not, without the written consent of a Participant, impair any of a Participant’s rights under any Award previously granted.

25.	NONEXCLUSIVITY OF THE PLAN; UNFUNDED PLAN

Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

26.	DEFINITIONS

As used in the Plan, the following terms shall have the following meanings:
(a)“Authorized Transferee” means the permissible recipient, as authorized by this Plan and the Committee, of an NSO that is transferred during the Participant’s lifetime by the Participant by gift or domestic relations order. For purposes of this definition a “permissible recipient” is: (i) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption; (ii) any person (other than a tenant or employee) sharing the Participant’s household; (iii) a trust in which the persons in (i) or (ii) have more than fifty percent of the beneficial interest; (iv) a foundation in which the persons in (i) or (ii) or the Participant control the management of assets; or (v) any other entity in which the person in (i) or (ii) or the Participant own more than fifty percent of the voting interest.

(b)“Award” means any award under the Plan, including any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Stock Bonus.

(c)“Award Agreement” means, with respect to each Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(d)“Board” means the Board of Directors of the Company.

(e)“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(f)“Committee” means the Compensation Committee of the Board and such other committee appointed by the Board to administer the Plan, including, without limitation, the Stock Option Committee.

(g)“Company” means Altera Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(h)“Corporate Transaction” means ~~(a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants), (b) a dissolution or liquidation of the Company, (c)~~the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale ~~of~~or disposition by the Company of all or substantially all of the Company’s assets ~~of the Company, (d) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company; or~~; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (~~e~~d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (e) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by member of the Board whose appointment or election is not endorsed by as majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

(i)“Disability” means ~~a~~ in the case of incentive stock options, total and permanent disability ~~within the meaning of~~ as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(j)“Effective Date” means the date stockholders approve the Plan pursuant to Section 22 of the Plan.

(k)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(l)“Executive Officer” means a person who is an “executive officer” of the Company as defined in Rule 3b-7 promulgated under the Exchange Act.

(m)“Exercise Price” means the price at which a Participant who holds an Option or SAR may purchase the Shares issuable upon exercise of the Option or SAR.

(n)“Expiration Date” means the last date on which an Option or SAR may be exercised as determined by the Committee.

(o)“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(i)if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on such date;

(ii)if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price on such date or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(iii)if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(iv)if none of the foregoing is applicable, by the Board of Directors in good faith.

(p)“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

(q)“ISO” means an Incentive Stock Option within the meaning of the Code.

(r)“NSO” means a nonqualified stock option that does not qualify as an ISO.

(s)“Option” means an Award pursuant to Section 5 or, in the case of a Non-Employee Director, Section 10 of the Plan.

(t)“Non-Employee Director” means a member of the Company’s Board of Directors who is not a current employee of the Company or any Subsidiary.

(u)“Participant” means a person who receives an Award under the Plan.

(v)“Performance Factors” ~~include, but are not limited to, some or all~~ means any of the factors selected by the Committee and specified in an Award Agreement, from among the ~~measures below to determine whether~~ following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee ~~and~~ with respect to applicable ~~to~~ Awards have been satisfied:

(i)~~Net revenue and/or net revenue growth;~~ profit before tax;

(ii)~~Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;~~ billings;

(iii)~~Operating income and/or operating income growth;~~ revenue;

(iv)~~Net income and/or net income growth;~~ net revenue;

(v)~~Earnings per share and/or earnings per share growth;~~ earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

(vi)operating income;

(vii)operating margin;

(viii)operating profit;

(ix)controllable operating profit, or net operating profit;

(x)net Profit;

(xi)gross margin;

(xii)operating expenses or operating expenses as a percentage of revenue;

(xiii)net income;

(xiv)earnings per share;

(xv)~~(vi) Total stockholder return and/or total~~ stockholder return ~~growth~~;

(xvi)market share;

(xvii)return on assets or net assets;

(xviii)the Company’s stock price;

(xix)growth in stockholder value relative to a pre-determined index;

(xx)~~(vii) return~~ return on equity;

(xxi)~~(viii) Operating cash flow~~ return on ~~income~~ invested capital;

(xxii)~~(ix) Adjusted~~ cash flow (including free cash flow or operating cash ~~flow return on income;~~ flows)

(xxiii)cash conversion cycle;

(xxiv)~~(x) Economic~~ economic value added; ~~and~~

(xxv)~~(xi) Individual business objectives.~~ individual confidential business objectives;

(xxvi)contract awards or backlog;

(xxvii)overhead or other expense reduction;

(xxviii)credit rating;

(xxix)strategic plan development and implementation;

(xxx)succession plan development and implementation;

(xxxi)improvement in workforce diversity;

(xxxii)customer indicators;

(xxxiii)new product invention or innovation;

(xxxiv)attainment of research and development milestones;

(xxxv)improvements in productivity;

(xxxvi)bookings;

(xxxvii)attainment of objective operating goals and employee metrics; and

(xxxviii)any other metric that is capable of measurement as determined by the Committee.

The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
(w)“Performance Period” means the period of service determined by the Committee~~, not to exceed five years,~~ during which years of service or performance is to be measured for the Award.

(x)“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

(y)“Restricted Stock Award” means an award of Shares pursuant to Section 6 or, in the case of a Non-Employee Director, Section 10 of the Plan.

(z)“Restricted Stock Unit” means an Award granted pursuant to Section 9 or, in the case of a Non-Employee Director, Section 10 of the Plan.

(aa)“Retirement” means that the Committee has deemed a Participant retired within the meaning of the applicable retirement policy applicable to Awards as determined from time to time by the Compensation Committee of the Board.

(bb)    “SEC” means the United States Securities and Exchange Commission.

(cc)    “Securities Act” means the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder.

(dd)    “Shares” means shares of the Company’s Common Stock $0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 21, and any successor security.

(ee)    “Stock Appreciation Right” means an Award granted pursuant to Section 8 or, in the case of a Non-Employee Director, Section 10 of the Plan.

(ff)    “Stock Bonus” means an Award granted pursuant to Section 7 of the Plan.

(gg)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(hh)    “Ten Percent Stockholder” means any person who directly or by attribution owns more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary.
“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser to the Company or a Subsidiary; provided that a Participant shall not be deemed to be Terminated if the Participant is on a Company approved leave of absence; and provided further, that during any Company approved leave of absence, vesting of Awards shall be suspended or continue in accordance with applicable Company policies. Subject to the foregoing, the Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”); further, the Termination Date will not be extended by any notice period mandated under local law.

ALTERA CORPORATION
1987 EMPLOYEE STOCK PURCHASE PLAN
(as amended and restated ______________)
The following constitute the provisions of the 1987 Employee Stock Purchase Plan, as amended and restated ______________, of Altera Corporation.

1.Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

2.Definitions.
(a)“Administrator” shall mean the Board or any Committee designated by the Board to administer the plan pursuant to Section 15 of the Plan.
(b)“Board” shall mean the Board of Directors of the Company.
(c)“Change of Control” shall mean the occurrence of any of the following events:
(i)Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or
(ii)The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or
(iii)The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation.
(iv)A change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
(d)“Code” shall mean the Internal Revenue Code of 1986, as amended.
(e)“Committee” means a committee of the Board appointed by the Board in accordance with Section 15 hereof.
(f)“Common Stock” shall mean the common stock of the Company.
(g)“Company” shall mean Altera Corporation, a Delaware corporation.
(h)“Compensation” shall mean all base straight time gross earnings, sales commissions and sales incentives, but exclusive of payments for overtime, shift premiums, other incentive payments, bonuses or other compensation.
(i)“Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the Plan.

(j)“Eligible Employee” shall mean any individual who is a common law employee of the Company or any Designated Subsidiary and whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the individual shall be deemed to have withdrawn from the Plan on the 91st day of such leave.
(k)“Exercise Date” shall mean the Trading Day on or before April 30th and October 31st of each year.
(l)“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;
(ii)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;
(iii)In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board; or
(iv)For purposes of the Offering Date of the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock (the “Registration Statement”).
(m)“Offering Date” shall mean the first Trading Day of each Offering Period.
(n)“Offering Periods” shall mean the periods of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, usually commencing on the first Trading Day on or after May 1st and November 1st of each year and terminating on the Trading Day on or before April 30th and October 31st. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.
(o)“Plan” shall mean this Employee Stock Purchase Plan.
(p)“Purchase Period” shall mean the approximately six (6) month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Exercise Date.
(q)“Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.
(r)“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(s)“Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.Eligibility.
(a)Subsequent Offering Periods. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan.

(b)Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1st and November 1st each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 21 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.Subsequent Offering Periods. An Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Stock Administration Department prior to the applicable Offering Date.

6.Payroll Deductions.
(a)At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation that he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 11 hereof.
(b)Payroll deductions for a participant shall commence on the first payday following the Offering Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11 hereof.
(c)All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.
(d)A participant may discontinue his or her participation in the Plan as provided in Section 11 hereof, or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A participant may increase his or her rate of payroll deductions only for a subsequent Offering Period in which he or she is scheduled to participate and may not increase his or her rate of payroll deductions during an outstanding Offering Period in which such participant is currently participating. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. Any decrease in rate shall be effective fifteen (15) days following the Company's receipt of the notification.
(e)Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, the Administrator may decrease a participant's payroll deductions to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.
(f)At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7.Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable

Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Eligible Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 10,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 20 hereof), and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and other sections of the Plan that may limit such number. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement to the Company on or prior to an Offering Date. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 9 hereof, unless the participant has withdrawn pursuant to Section 11 hereof. The option shall expire on the last day of the Offering Period.

8.Automatic Transfer to Low Price Offering Period. To the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

9.Exercise of Option.
(a)Unless a participant withdraws from the Plan as provided in Section 11 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share shall be refunded to participant in a subsequent paycheck. Any other funds left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.
(b)If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (1) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (2) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 21 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Offering Date.

10.Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

11.Withdrawal.
(a)A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Subscription Agreement.
(b)A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the participant withdraws.

12.Termination of Employment. In the event a participant ceases to be an Eligible Employee prior to the Exercise Date of the Offering Period in question for any reason, including retirement or death, the payroll deductions credited to the participant's account will be returned to the participant, or in the case of the participant's death, to the person or persons entitled thereto pursuant to Section 16 of the Plan, and the participant's option will automatically terminate.

13.Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.Stock.
(a)Subject to adjustment upon changes in capitalization of the Company as provided in Section 20 hereof, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan shall be 28,700,000.
(b)Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.
(c)Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

15.Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

16.Designation of Beneficiary.
(a)Unless otherwise prohibited by applicable law, a participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
(b)Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c)All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

17.Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 11 hereof.

18.Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

19.Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

20.Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change of Control.
(a)Changes in Capitalization. Subject to any required action by the shareholders of the Company, the maximum number of shares of the Company's Common Stock that shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan that have not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.
(b)Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.
(c)Merger or Change of Control. In the event of a merger or Change of Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed merger or Change of Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 11 hereof.

21.Amendment or Termination.
(a)The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 20 and this Section 21 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.
(b)Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
(c)In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)increasing the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price;
(ii)shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and
(iii)allocating shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

22.Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

23.Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

24.Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until terminated under Section 21 hereof.

*ALTERA CORPORATION*
*101 INNOVATION DRIVE*
*SAN JOSE, CA 95134*

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M70373-P49164 KEEP THIS PORTION FOR YOUR RECORDS

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**ALTERA CORPORATION**

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6.**

1. ELECTION OF DIRECTORS

**Nominees:**

| | For | Against | Abstain |
|---|---|---|---|
| 1a. John P. Daane | ☐ | ☐ | ☐ |
| 1b. T. Michael Nevens | ☐ | ☐ | ☐ |
| 1c. A. Blaine Bowman | ☐ | ☐ | ☐ |
| 1d. Elisha W. Finney | ☐ | ☐ | ☐ |
| 1e. Kevin McGarity | ☐ | ☐ | ☐ |
| 1f. Krish A. Prabhu | ☐ | ☐ | ☐ |
| 1g. Shane V. Robison | ☐ | ☐ | ☐ |
| 1h. John Shoemaker | ☐ | ☐ | ☐ |
| 1i. Thomas H. Waechter | ☐ | ☐ | ☐ |

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his/her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

| | | | |
|---|---|---|---|
| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |

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M70374-P49164

## ALTERA CORPORATION

## PROXY FOR 2014 ANNUAL MEETING OF STOCKHOLDERS
## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) John P. Daane and Ronald J. Pasek, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Altera Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, May 13, 2014 at 2:30 p.m., Pacific Time at 101 Innovation Drive, San Jose, California 95134, and any adjournment(s) or postponement(s) thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**

**PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.**

**Address Changes/Comments:** ______________________________________________

______________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**